                                                                     EXHIBIT 3.1

                AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                        FABRI-STEEL HOLDINGS INCORPORATED

                                   ----------

     FABRI-STEEL HOLDINGS INCORPORATED, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Company"), DOES HEREBY CERTIFY:

     FIRST: That by written consent of the majority of the directors, a resolution was duly adopted setting forth a proposed Amended and Restated Certificate of Incorporation of the Company (the "Certificate"). The resolution setting forth the amendment is as follows:

               RESOLVED, that Articles 1 and 4 of the Certificate of Incorporation of the Company filed with the Secretary of State of the State of Delaware on February 2, 2000 are amended and that such amendments have been incorporated into the Amended and Restated Certificate of Incorporation ("the "Certificate"), substantially in the form of Exhibit A attached hereto; and further

          RESOLVED, that Article 10 is added to the Certificate of Incorporation of the Company filed with the Secretary of State of the State of Delaware on February 2, 2000 and that such amendment has been incorporated into the Amended and Restated Certificate of Incorporation ("the "Certificate"), substantially in the form of Exhibit A attached hereto; and further

               RESOLVED, that the Certificate is hereby approved and adopted without the consent of shareholders of the Company in accordance with the provisions of Sections 241 and 245 of the General Corporation Law of the State of Delaware and shall become effective upon being filed with the Secretary of State of the State of Delaware; and further

               RESOLVED, that the officers of the Company are hereby authorized and empowered to take any and all action and to execute and deliver any and all documents, as any such officer deems necessary or advisable to effect the above-mentioned amendment and restatement, without further authority or approval by the board of directors of the Company.

     SECOND: That the Company has not received any payment for any of its stock.

     THIRD: That said Certificate restates and integrates and further amends in its entirety the Certificate of Incorporation of this Company. The Certificate was duly adopted in accordance with the provisions of Sections 241 and 245 of the General Corporation Law of the State of Delaware.

     FOURTH: This Certificate shall become effective immediately upon its filing with the Secretary of State of the State of Delaware and upon the filing of this Certificate, the Certificate of Incorporation of the Company shall be amended and restated in its entirety to read as set forth in Exhibit A attached hereto.

     IN WITNESS WHEREOF, the Company has caused this Certificate to be executed by Rex A. Ogg, its President, this 16th day of March, 2000.

                                               FABRI-STEEL HOLDINGS INCORPORATED


                                               By: /s/ Rex A. Ogg
                                                   -----------------------------
                                                   Name: Rex A. Ogg
                                                   Title: President

                                                                       EXHIBIT A

                AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                            FABRISTEEL HOLDINGS, INC.

     1. Name. The name of the Corporation is FabriSteel Holdings, Inc.

     2. Registered Office and Agent. The address of the Corporation's registered office in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of the Corporation's registered agent at such address is The Corporation Trust Company.

     3. Purpose. The purposes for which the Corporation is formed are to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware and to possess and exercise all of the powers and privileges granted by such law and any other law of Delaware.

     4. Authorized Capital. The aggregate number of shares of stock which the Corporation shall have authority to issue is ten million (10,000,000) shares, divided into three (3) classes consisting of five million (5,000,000) shares of Preferred Stock, par value $.01 per share ("Preferred Stock"); two million five hundred thousand (2,500,000) shares of Class A Common Stock, par value $.01 per share ("Class A Common Stock"); and two million five hundred thousand (2,500,000) shares of Class B Common Stock, par value $.01 per share ("Class B Common Stock"). Class A Common Stock and Class B Common Stock are hereinafter sometimes collectively referred to as "Common Stock."

     The following is a statement of the designations, preferences, qualifications, limitations, restrictions and the special or relative rights granted to or imposed upon the shares of each such class.

     A.   PREFERRED STOCK

          1. Issue in Series. Preferred Stock may be issued from time to time in one or more series, each such series to have the terms stated herein or in the resolution of the Board of Directors of the Corporation providing for its issue. All shares of any one series of Preferred Stock will be identical, but shares of different series of Preferred Stock need not be identical or rank equally except insofar as provided by law or herein.

          2. Creation of Series. In addition to the Senior Preferred Stock and Junior Preferred Stock provided for herein, the Board of Directors will have authority by resolution to cause to be created one or more series of Preferred Stock, and to determine and fix with respect to each series prior to the issuance of any shares of the series to which such resolution relates:

               a. The distinctive designation of the series and the number of shares which will constitute the series, which number may be increased or decreased (but not below the number of shares then outstanding) from time to time by action of the Board of Directors;

               b. The dividend rate and the times of payment of dividends on the shares of the series, whether dividends will be cumulative, and if so, from what date or dates;

               c. The price or prices at which, and the terms and conditions on which, the shares of the series may be redeemed at the option of the Corporation;

               d. Whether or not the shares of the series will be entitled to the benefit of a retirement or sinking fund to be applied to the purchase or redemption of such shares and, if so entitled, the amount of such fund and the terms and provisions relative to the operation thereof;

               e. Whether or not the shares of the series will be convertible into, or exchangeable for, any other shares of stock of the Corporation or other securities, and if so convertible or exchangeable, the conversion price or prices, or the rates of exchange, and any adjustments thereof, at which such conversion or exchange may be made, and any other terms and conditions of such conversion or exchange;

               f. The rights of the shares of the series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation, provided, however, that no such series shall be senior to the Senior Preferred Stock with respect to dividends or distributions or upon the liquidation, distribution of assets, dissolution or winding-up of the Corporation;

               g. Whether or not the shares of the series will have priority over or be on a parity with or be junior to the shares of any other series or class in any respect or will be entitled to the benefit of limitations restricting the issuance of shares of any other series or class having priority over or being on a parity with the shares of such series in any respect, or restricting the payment of dividends on or the making of other distributions in respect of shares of any other series or class ranking junior to the shares of the series as to dividends or assets, or restricting the purchase or redemption of the shares of any such junior series or class, and the terms of any such restriction, provided, however, that no such series shall be senior to the Senior Preferred Stock with respect to dividends or distributions or upon the liquidation, distribution of assets, dissolution or winding-up of the Corporation;

               h. Whether the series will have voting rights, in addition to any voting rights provided by law, and, if so, the terms of such voting rights; and

               i. Any other preferences, qualifications, privileges, options and other relative or special rights and limitations of that series.

          3. Dividends. Holders of Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors, out of funds legally available for the payment thereof, dividends at the rates fixed herein for the Senior Preferred Stock and the Junior Preferred Stock and by the Board of Directors for any other series, and no more, before any dividends shall be declared and paid, or set apart for payment, on Common Stock with respect to the same dividend period.

          4. Preference on Liquidation. In the event of the voluntary or involuntary liquidation, dissolution or winding up of the Corporation, holders of each series of Preferred Stock will be entitled to receive the amount fixed for such series plus, in the case of Senior Preferred Stock, Junior Preferred Stock or any other series on which dividends will have been determined by the Board of Directors to be cumulative, an amount equal to all dividends accumulated and unpaid thereon to the date of final distribution whether or not earned or declared before any distribution shall be paid, or set aside for payment, to holders of Common Stock. If the assets of the Corporation are not sufficient to pay such amounts in full, holders of all shares of Preferred Stock will participate in the distribution of assets ratably in proportion to the full amounts to which they are entitled or in such order or priority, if any, as will have been fixed in the resolution or resolutions providing for the issue of the series of Preferred Stock. Neither the merger nor consolidation of the Corporation into or with any other corporation or entity, nor a sale, transfer or lease of all or part of its assets, will be deemed a liquidation, dissolution or winding up of the Corporation within the meaning of this paragraph except to the extent specifically provided for herein.

          5. Redemption. The Corporation, at the option of the Board of Directors, may redeem all or part of the shares of any series of Preferred Stock on the terms and conditions fixed in this Certificate for the Senior Preferred Stock and the Junior Preferred Stock and by the Board of Directors for any other series.

          6. Voting Rights. Except as otherwise required by law, as otherwise provided herein or as otherwise determined by the Board of Directors as to the shares of any series of Preferred Stock prior to the issuance of any such shares, the holders of Preferred Stock shall have no voting rights and shall not be entitled to any notice of meeting of stockholders.

     B.   SENIOR PREFERRED STOCK

          1. Designation, Number of Shares. The first series of Preferred Stock shall be designated as the 8% Series A Cumulative Senior Preferred Stock ("Senior Preferred Stock"), and the number of shares which shall constitute such series shall be 910,000. The par value of the Senior Preferred Stock shall be $.01 per share.


          2. Accrual and Payment of Dividends

               a. The holders of Senior Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds of the Corporation legally available therefor, cumulative cash dividends at the rate of $0.80 plus the "Spread" then in effect (as defined herein) per share per annum. The Spread shall initially be zero (0). In the event that an Initial Public Offering (as hereinafter defined) occurs and the Company does not offer to repurchase 100% of the issued and outstanding Senior Preferred Stock prior to or within ten (10) days after the Initial Public Offering (with the closing date set forth in such offer to repurchase within thirty (30) days of the Initial Public Offering) at a cash price equal to $10 per share, plus accrued and unpaid dividends to the date of repurchase, and then purchase all shares tendered in accordance with the terms of such offer (an "IPO Event"), the Spread shall equal $0.025 per annum per share on the first day of the Quarterly Period (as hereinafter defined) after such IPO Event occurs and the Spread shall thereafter increase by an additional $0.025 per annum per share on the first day of each subsequent Quarterly Period; and (ii) in the event that a High Yield Offering (as hereinafter defined) occurs and the Company does not offer to repurchase at least 50% of the issued and outstanding Senior Preferred Stock prior to or within ten (10) days after the High Yield Offering (with the closing date set forth in such offer to repurchase within thirty (30) days of the High Yield Offering) at a cash price equal to $10 per share, plus accrued and unpaid dividends to the date of repurchase, and then purchase all shares tendered in accordance with the terms of such offer (a "High Yield Event"), the Spread shall equal $0.025 per annum per share on the first day of the Quarterly Period after such High Yield Event occurs and thereafter the Spread shall increase by an additional $0.025 per share per annum on the first day of each subsequent Quarterly Period; provided, however, that in no event shall the Spread increase by more than $0.025 per share per annum in any single Quarterly Period; provided, further, that the dividend rate shall not at any time exceed $1.20 per share per annum. Subject to compliance with applicable law and subject to compliance with any agreement between the Company and any unaffiliated third party which limits the Company's payment of dividends, the Company shall pay cash dividends (including Additional Dividends (as that term is defined in Article IV.B(2)(b) hereof) which shall be paid in cash) to the holders of Senior Preferred Stock beginning March 1, 2001.

                    Such dividends shall be payable in annual installments in
               arrears commencing March 1, 2001 and thereafter on the first day of March (unless such day is not a business day in which event on the last preceding business day) in each such year (hereinafter referred to as a "Dividend Accrual Date"), except that the dividend payment payable on March 1, 2001 shall be calculated from March 25, 1998 as if issued on such date, with Dividend Accrual Dates of March 1, 1999 and March 1, 2000, through March 1, 2001. Each such dividend on Senior Preferred Stock when paid shall be payable to holders of record as they appear on the stock books of the Corporation on the date established by the Board of Directors of the Corporation as the record date for the payment of such dividend (which record date shall not precede the date upon which the resolution fixing such record date is adopted and which record date shall be not more than sixty days prior to such action). If no record date is fixed, the record date for determining holders for such purpose shall be at the close of business on the date on which the Board of Directors adopts the resolution relating to such dividend payment. Dividends with respect to any shares of Senior Preferred Stock shall accrue (whether or not earned or declared) from the date of issue of such shares.

               b. Such dividends on the Senior Preferred Stock shall be cumulative, whether or not earned or declared, so that if at any time full cumulative dividends at the rate aforesaid on all shares of Senior Preferred Stock then outstanding to the end of the annual dividend period next preceding such time shall not have been paid, the amount of the deficiency shall be paid before any sum shall be set aside for or applied by the Corporation to the purchase, redemption or other acquisition for value of any shares of Junior Stock (either pursuant to any applicable sinking fund requirement or otherwise) or any dividend or other distribution shall be paid or declared and set apart for payment on any Junior Stock (other than a dividend payable in Junior Stock) provided, however, that the foregoing shall not prohibit the Corporation from repurchasing shares of Junior Stock from a former employee of the Corporation (or a subsidiary of the Corporation) where such repurchase arises from the Corporation's option to repurchase such shares upon termination of such employee's employment with the Corporation (or a subsidiary) pursuant to a written agreement between the Corporation and such employee. Accrued dividends on the Senior Preferred Stock if not paid on the first or any subsequent Dividend Accrual Date following accrual shall thereafter accrue additional dividends in respect thereof (the "Additional Dividends"), compounded annually, at the then applicable dividend rate.

               c. When dividends are not paid in full upon the Senior Preferred Stock, all dividends paid upon shares of Senior Preferred Stock shall be paid pro rata so that in all cases the amount of dividends paid per share on the Senior Preferred Stock shall bear the same ratio that accrued dividends per share on the shares of Senior Preferred Stock bear to each other.

               d. An annual dividend period shall commence on the day following a Dividend Accrual Date and shall end on the next succeeding Dividend Accrual Date.

          3. Preference on Liquidation

               a. In the event that the Corporation shall be liquidated, dissolved or wound up, whether voluntarily or involuntarily, after all creditors of the Corporation shall have been paid in full, the holders of the Senior Preferred Stock shall be entitled to receive, out of the assets of the Corporation legally available for distribution to its stockholders, whether from capital, surplus or earnings, before any amount shall be paid to the holders of any shares of Junior Stock, an amount equal to $10 in cash per share plus an amount equal to full cumulative dividends (whether or not earned or declared) accrued and unpaid thereon (including Additional Dividends) to the date of final distribution, and no more. If upon any liquidation, dissolution or winding up of the Corporation, the net assets of the Corporation shall be insufficient to pay the holders of all outstanding shares of Senior Preferred Stock the full amounts to which they respectively shall be entitled, such assets, or the proceeds thereof, shall be distributed ratably among the holders of the Senior Preferred Stock. Holders of Senior Preferred Stock shall not be entitled, upon the liquidation, dissolution or winding up of the Corporation, to receive any amounts with respect to such stock other than the amounts referred to in this
               Article IV.B(3)(a).

               b. Neither the purchase nor redemption by the Corporation of shares of any class of stock in any manner permitted by the Certificate of Incorporation or any amendment thereof, nor the merger or consolidation of the Corporation with or into any other corporation or corporations, nor a sale, transfer or lease of all or substantially all of the Corporation's assets shall be deemed to be a liquidation, dissolution or winding up of the Corporation for the purposes of this Article IV.B(3) provided, however, that any consolidation or merger of the Corporation, in which the Corporation is not the surviving entity shall be deemed to be a liquidation, dissolution or winding up of the affairs of the Corporation within the meaning of this Article IV.B(3) if, (A) in connection therewith, the holders of Common Stock of the Corporation receive as consideration, whether in whole or in part, for such Common Stock (1) cash, (2) notes, debentures or other evidences of indebtedness or obligations to pay cash or (3) preferred stock of the surviving entity (whether or not the surviving entity is the Corporation) which ranks on a parity with or senior to the preferred stock received by holders of the Senior Preferred Stock with respect to liquidation or dividends or (B) the holders of the Senior Preferred Stock do not receive preferred stock of the surviving entity with rights, powers and preferences equal to (or more favorable to the holders than) the rights, powers and preferences of the Senior Preferred Stock.

          4. Redemption.

               a. Mandatory Redemption. All outstanding shares of the Senior Preferred Stock shall be redeemed from funds legally available therefor on April 1, 2020 (the "Redemption Date"), at a price per share equal to $10 plus an amount per share equal to full cumulative dividends (whether or not earned or declared) accrued and unpaid thereon (including Additional Dividends) to the Redemption Date. The holders of the Senior Preferred Stock shall be paid in full in accordance with this Article IV.B(4) prior to any payment made to the holders of the Junior Preferred Stock pursuant to Article IV.C(4) hereof.

               b. The aggregate amount of the redemption pursuant to Article IV.B(4)(a) is hereinafter referred to as the "Senior Redemption Price."

          5. Redemption Procedure

               a. A redemption pursuant to Article IV.B(4) shall be accomplished in the manner and with the effect as set forth in this Article IV.B(5)

               b. Notice of the redemption of Senior Preferred Stock pursuant to
               Article IV.B(4) shall be given by mail not less than ten (10) days prior to the Redemption Date. If less than all the outstanding Senior Preferred Stock is to be redeemed, the selection of shares for redemption shall be made pro rata and the notice of redemption to a holder shall state the number of shares of Senior Preferred Stock of such holder to be redeemed. The amount of the Senior Redemption Price shall be deposited on or before the Redemption Date in trust for the account of the holders of Senior Preferred Stock entitled thereto with a bank or trust company in good standing doing business in the State of New York and having capital and surplus of at least $100,000,000 (the date of such deposit being hereinafter in this Article IV.B(5) referred to as the "date of deposit").

               c. Notice of the date on which, and the name and address of the bank or trust company with which, the deposit has been or will be made shall be included in the notice of redemption. On and after the Redemption Date (unless default shall be made by the Corporation in providing money for the payment of the Senior Redemption Price pursuant to the notice of redemption), or if the Corporation shall make such deposit on or before the date specified therefor in the notice of redemption, then on and after the date of deposit (provided notice of redemption has been duly given), all dividends on the Senior Preferred Stock so called for redemption shall cease to accrue and, notwithstanding that any certificate for shares of Senior Preferred Stock is not surrendered for cancellation, the shares represented thereby shall no longer be deemed outstanding and all rights of the holders thereof as stockholders of the Corporation with respect to such shares shall cease and terminate, except the right to receive the Senior Redemption Price as hereinafter provided.

               d. At any time on or after the Redemption Date, or if the Corporation shall deposit the money for such redemption prior to the Redemption Date, then at any time on or after the date of deposit, which time shall be specified by the Corporation in the notice of redemption and which shall not be later than the Redemption Date, the holders of record of the Senior Preferred Stock to be redeemed shall be entitled to receive the Senior Redemption Price upon actual delivery to the bank or trust company with which such deposit shall be made of certificates for the shares to be redeemed, such certificates, if required, to be duly endorsed in blank or accompanied by proper instruments of assignment and transfer duly endorsed in blank. The making of such deposit with any such bank or trust company shall not relieve the Corporation of liability for payment of the Senior Redemption Price.

               e. Any money so deposited which shall remain unclaimed by the holders of such Senior Preferred Stock at the end of two (2) years after the Redemption Date shall be paid by such bank or trust company to the Corporation, which shall thereafter, to the extent of the money so repaid, be liable for the payment of the Senior Redemption Price. Any interest accrued on money so deposited shall be paid to the Corporation from time to time.

          6. Voting. Except as required by law and except for any voting by the holders of the Senior Preferred Stock as part of a separate class or series pursuant to Article IV.B(7) hereunder or any other provision of the Corporation's Certificate of Incorporation, no holder of Senior Preferred Stock, as such holder, shall be entitled to vote on any matter submitted to a vote of stockholders. Notwithstanding the foregoing, prior to an Initial Public Offering (as defined herein) holders of the Series A Senior Preferred Stock, Series B Junior Preferred Stock, Series C Junior Preferred Stock and Series D Senior Preferred Stock voting as a single class, shall be entitled by separate class vote to elect, with each share having one vote, one member of the Corporation's board of directors at an annual meeting of the stockholders called for such purpose. On any matters on which the holders of the Senior Preferred Stock shall be entitled to vote, they shall be entitled to one vote for each share held.

          7. Other Rights. Without the written consent of the holders of a majority of the outstanding shares of Senior Preferred Stock or the vote of the holders of a majority of the outstanding shares of Senior Preferred Stock at a meeting of the holders of Senior Preferred Stock called for such purpose, the Corporation shall not amend, alter or repeal any provision of the Corporation's Certificate of Incorporation so as to adversely affect the rights and preferences of the Senior Preferred Stock; provided, however, that any such amendment that changes the dividend payable on the Senior Preferred Stock shall require the affirmative vote of the holder of each share of Senior Preferred Stock at a meeting of such holders called for such purpose or the written consent of the holder of each share of Senior Preferred Stock; provided, further, that in no event will issuance of any series of Preferred Stock that is on a parity with or junior to the Senior Preferred Stock or has a redemption date earlier than the Senior Preferred Stock be deemed to adversely affect the rights and preferences of the Senior Preferred Stock.

          8. Acknowledgement. The terms of the Preferred Stockholders Agreement dated as of March 17, 2000 (the "Preferred Stockholders Agreement") by and among Citicorp Venture Capital Ltd. and the other parties listed as signatories thereto shall be binding on each holder of the Senior Preferred Stock, as if such holder were an "Investor" thereunder. Each holder of Senior Preferred Stock, by acceptance thereof, acknowledges and agrees that payments of dividends, interest, premium and principal on, and redemption and repurchase of, such securities by the Corporation are subject to restrictions contained in certain credit and financing agreements of the Corporation and its subsidiaries.

          9. Definitions

               The following terms, when used in this Article IV.B, shall have the meanings set forth below:

               a. As used herein, the amount of dividends "accrued" on any share of Senior Preferred Stock as at any date shall be calculated as the amount of any unpaid dividends accumulated thereon to and including the last preceding Dividend Accrual Date with respect to which dividends have not been paid, whether or not earned or declared.

               b. "corporation" shall mean a corporation, partnership, business trust, unincorporated organization, association, limited liability company or joint stock company.

               c. "High Yield Offering" shall mean an issuance by the Company of $75,000,000 in unsecured debt securities with a weighted average maturity of at least five (5) years pursuant to (i) a completed firm commitment public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, or (ii) a completed placement under Rule 144A promulgated under the Securities Act of 1933, as amended.

               d. "Initial Public Offering" shall mean a completed firm commitment underwritten initial public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended (other than (i) a Special Registration Statement or (ii) a registration statement relating to a Unit Offering) in respect of the offer and sale of shares of Common Stock for the account of the Corporation resulting in aggregate net proceeds to the Corporation of not less than $20,000,000.

               e. "Junior Stock" shall mean any series or class of the capital stock of the Corporation now or hereafter authorized or issued by the Corporation, including any series or class of preferred stock, ranking junior to the Senior Preferred Stock with respect to dividends or distributions or upon the liquidation, distribution of assets, dissolution or winding-up of the Corporation, including without limitation the Junior Preferred Stock, the Class A Common Stock and the Class B Common Stock (except as otherwise provided in Article IV.B(3) hereof).

               f. "Quarterly Period" shall mean the three (3) month period commencing on the first day of the first month following the Company's failure to unconditionally offer to repurchase 100% of the issued and outstanding Senior Preferred Stock, in the case of an IPO Event, or 50% of the issued and outstanding Senior Preferred Stock, in the case of a High Yield Event, and each subsequent three (3) month period thereafter.

               g. "person" shall mean an individual, a corporation, partnership, trust, organization, association, government or any department or agency thereof, or any other individual or entity.

               h. "Special Registration Statement" means (i) a registration statement on Forms S-8 or S-4 or any similar or successor form or any other registration statement relating to an exchange offer or an offering of securities solely to the Corporation's or any of its subsidiaries' employees or security holders or (ii) a registration statement registering a Unit Offering; and

               i. "Unit Offering" shall mean a completed firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, of a combination of debt and equity securities of the Corporation in which (i) not more than 10% of the gross proceeds received from the sale of such securities is attributed to such equity securities, and (ii) after giving effect to such offering, the Corporation does not have a class of equity securities required to be registered under the Securities Exchange Act of 1934, as amended.

     C.   JUNIOR PREFERRED STOCK

          1. Designation, Number of Shares. The second series of Preferred Stock shall be designated as the 12% Series B Cumulative Stock ("Junior Preferred Stock"), and the number of shares which shall constitute such series shall be 900,000. The par value of the Junior Preferred Stock shall be $.01 per share.

          2. Accrual and Payment of Dividends

               a. The holders of Junior Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds of the Corporation legally available therefor, cumulative cash dividends at the rate of $1.20 per share per annum.

                    Such dividends shall be payable in annual installments in
               arrears commencing March 1, 2001 and thereafter on the first day of March (unless such day is not a business day in which event on the last preceding business day) in each such year (hereinafter referred to as a "Dividend Accrual Date"), except that the dividend payment payable on March 1, 2001 shall be calculated from March 25, 1998 as if issued on such date, with Dividend Accrual Dates of March 1, 1999 and March 2, 2000, through March 1, 2001. Each such dividend on Junior Preferred Stock when paid shall be payable to holders of record as they appear on the stock books of the Corporation on the date established by the Board of Directors of the Corporation as the record date for the payment of such dividend (which record date shall not precede the date upon which the resolution fixing such record date is adopted and which record date shall be not more than sixty days prior to such action). If no record date is fixed, the record date for determining holders for such purpose shall be at the close of business on the date on which the Board of Directors adopts the resolution relating to such dividend payment. Dividends with respect to any shares of Junior Preferred Stock shall accrue (whether or not earned or declared) from the date of issue of such shares.

               b. Such dividends on the Junior Preferred Stock shall be cumulative, whether or not earned or declared, so that if at any time full cumulative dividends at the rate aforesaid on all shares of Junior Preferred Stock then outstanding to the end of the annual dividend period next preceding such time shall not have been paid, the amount of the deficiency shall be paid before any sum shall be set aside for or applied by the Corporation to the purchase, redemption or other acquisition for value of any shares of Junior Stock (either pursuant to any applicable sinking fund requirement or otherwise) or any dividend or other distribution shall be paid or declared and set apart for payment on any Junior Stock (other than a dividend payable in Junior Stock); provided, however, that the holders of the Junior Preferred Stock shall not be entitled to any amount pursuant to this Article IV.C(2)(b) unless the holders of Senior Preferred Stock shall have been paid in full in accordance with Article IV.B(2) hereof and any other series senior to the Junior Preferred Stock with respect to dividends shall have been paid in full in accordance with its terms; provided, further, that the foregoing shall not prohibit the Corporation from repurchasing shares of Junior Stock from a former employee of the Corporation

               (or a subsidiary of the Corporation) where such repurchase arises from the Corporation's option to repurchase such shares upon termination of such employee's employment with the Corporation (or a subsidiary) pursuant to a written agreement between the Corporation and such employee. Accrued dividends on the Junior Preferred Stock if not paid on the first or any subsequent Dividend Accrual Date following accrual shall thereafter accrue additional dividends in respect thereof (the "Additional Dividends"), compounded annually, at the rate of 12% per annum.

               c. When dividends are not paid in full upon the Junior Preferred Stock and any other stock ranking on a parity as to dividends with the Junior Preferred Stock, all dividends paid upon shares of Junior Preferred Stock and any other stock ranking on a parity as to dividends with the Junior Preferred Stock shall be paid pro rata so that in all cases the amount of dividends paid per share on the Junior Preferred Stock and such other stock shall bear the same ratio that accrued dividends per share on the shares of Junior Preferred Stock and such other stock bear to each other. Except as provided in the preceding sentence, unless full cumulative dividends on the Junior Preferred Stock have been paid, no dividends shall be declared or paid or set aside for payment upon any other stock of the Corporation ranking on a parity with the Junior Preferred Stock as to dividends.

               d. An annual dividend period shall commence on the day following a Dividend Accrual Date and shall end on the next succeeding Dividend Accrual Date.

          3. Preference on Liquidation

               a. Except as otherwise provided in Article IV.B(3)(a) hereof, in the event that the Corporation shall be liquidated, dissolved or wound up, whether voluntarily or involuntarily, after all creditors of the Corporation shall have been paid in full, the holders of the Junior Preferred Stock shall be entitled to receive, out of the assets of the Corporation legally available for distribution to its stockholders, whether from capital, surplus or earnings, before any amount shall be paid to the holders of any shares of Junior Stock, an amount equal to $10 in cash per share plus an amount equal to full cumulative dividends (whether or not earned or declared) accrued and unpaid thereon (including Additional Dividends) to the date of final distribution, and no more; provided, however, that the holders of the Junior Preferred Stock shall not be entitled to any amount pursuant to this Article IV.C(3) unless the holders of Senior Preferred Stock shall have been paid in full in accordance with Article IV.B(3) hereof and any other series senior to the Junior Preferred Stock upon the liquidation, distribution of assets, dissolution or winding-up of the Corporation shall have been paid in full in accordance with its terms. If upon any liquidation, dissolution or winding up of the Corporation, the net assets of the Corporation shall be insufficient to pay the holders of all outstanding shares of Junior Preferred Stock and of any shares of stock ranking on a parity with the Junior Preferred Stock the full amounts to which they respectively shall be entitled, such assets, or the proceeds thereof, shall be distributed ratably among the holders of the Junior Preferred Stock and of any shares of stock ranking on a parity with the Junior Preferred Stock. Holders of Junior Preferred Stock shall not be entitled, upon the liquidation, dissolution or winding up of the Corporation, to receive any amounts with respect to such stock other than the amounts referred to in this Article IV.C(3)(a).

               b. Neither the purchase nor redemption by the Corporation of shares of any class of stock in any manner permitted by the Certificate of Incorporation or any amendment thereof, nor the merger or consolidation of the Corporation with or into any other corporation or corporations, nor a sale, transfer or lease of all or substantially all of the Corporation's assets shall be deemed to be a liquidation, dissolution or winding up of the Corporation for the purposes of this Article IV.C(3); provided, however, that any consolidation or merger of the Corporation in which the Corporation is not the surviving entity shall be deemed to be a liquidation, dissolution or winding up of the affairs of the Corporation within the meaning of this Article IV.C(3) if, (A) in connection therewith, the holders of Common Stock of the Corporation receive as consideration, whether in whole or in part, for such Common Stock (1) cash, (2) notes, debentures or other evidences of indebtedness or obligations to pay cash or (3) preferred stock of the surviving entity (whether or not the surviving entity is the Corporation) which ranks on a parity with or senior to the preferred stock received by holders of the Junior Preferred Stock with respect to liquidation or dividends or (B) the holders of the Junior Preferred Stock do not receive preferred stock of the surviving entity with rights, powers and preferences equal to

               (or more favorable to the holders than) the rights, powers and preferences of the Junior Preferred Stock.

          4. Redemption.

               a. Mandatory Redemption. All outstanding shares of the Junior Preferred Stock shall be redeemed from funds legally available therefor on the Redemption Date, at a price per share equal to $10 plus an amount per share equal to full cumulative dividends (whether or not earned or declared) accrued and unpaid thereon (including Additional Dividends) to the Redemption Date; provided, however, that the holders of the Junior Preferred Stock shall not be entitled to any amount pursuant to this Article IV.C(4) unless the holders of the Senior Preferred Stock shall have been paid in full in accordance with Article IV.B(4) hereof.

               b. The aggregate amount of the redemption pursuant to Article IV.C(4)(a) is hereinafter referred to as the "Junior Redemption Price" with respect to such redemption.

          5. Redemption Procedure

               a. A redemption pursuant to Article IV.C(4) shall be accomplished in the manner and with the effect as set forth in this Article IV.C(5).

               b. Notice of the redemption of Junior Preferred Stock pursuant to
               Article IV.C(4) shall be given by mail not less than ten (10) days prior to the Redemption Date. If less than all the outstanding Junior Preferred Stock is to be redeemed, the selection of shares for redemption shall be made pro rata and the notice of redemption to a holder shall state the number of shares of Junior Preferred Stock of such holder to be redeemed. The amount of the Junior Redemption Price shall be deposited on or before the Redemption Date in trust for the account of the holders of Junior Preferred Stock entitled thereto with a bank or trust company in good standing doing business in the State of New York and having capital and surplus of at least $100,000,000 (the date of such deposit being hereinafter in this Article IV.C(5) referred to as the "date of deposit").

               c. Notice of the date on which, and the name and address of the bank or trust company with which, the deposit has been or will be made shall be included in the notice of redemption. On and after the Redemption Date (unless default shall be made by the Corporation in providing money for the payment of the Junior Redemption Price pursuant to the notice of redemption), or if the Corporation shall make such deposit on or before the date specified therefor in the notice of redemption, then on and after the date of deposit (provided notice of redemption has been duly given), all dividends on the Junior Preferred Stock so called for redemption shall cease to accrue and, notwithstanding that any certificate for shares of Junior Preferred Stock is not surrendered for cancellation, the shares represented thereby shall no longer be deemed outstanding and all rights of the holders thereof as stockholders of the Corporation with respect to such shares shall cease and terminate, except the right to receive the Junior Redemption Price as hereinafter provided.

               d. At any time on or after the Redemption Date, or if the Corporation shall deposit the money for such redemption prior to the Redemption Date, then at any time on or after the date of deposit, which time shall be specified by the Corporation in the notice of redemption and which shall not be later than the Redemption Date, the holders of record of the Junior Preferred Stock to be redeemed shall be entitled to receive the Junior Redemption Price upon actual delivery to the bank or trust company with which such deposit shall be made of certificates for the shares to be redeemed, such certificates, if required, to be duly endorsed in blank or accompanied by proper instruments of assignment and transfer duly endorsed in blank. The making of such deposit with any such bank or trust company shall not relieve the Corporation of liability for payment of the Junior Redemption Price.

               e. Any money so deposited which shall remain unclaimed by the holders of such Junior Preferred Stock at the end of two (2) years after the Redemption Date shall be paid by such bank or trust company to the Corporation, which shall thereafter, to the extent of the money so repaid, be liable for the payment of the Junior Redemption Price. Any interest accrued on money so deposited shall be paid to the Corporation from time to time.

          6. Voting. Except as required by law and except for any voting by the holders of the Junior Preferred Stock as part of a separate class or series pursuant to Article IV.C(7) hereunder or any other provision of the

          Corporation's Certificate of Incorporation, no holder of Junior Preferred Stock, as such holder, shall be entitled to vote on any matter submitted to a vote of stockholders. Notwithstanding the foregoing, prior to an Initial Public Offering holders of the Series A Senior Preferred Stock, Series B Junior Preferred Stock, Series C Junior Preferred Stock and Series D Senior Preferred Stock voting as a single class, shall be entitled by separate class vote to elect, with each share having one vote, one member of the Corporation's board of directors at an annual meeting of the stockholders called for such purpose. On any matters on which the holders of the Junior Preferred Stock shall be entitled to vote, they shall be entitled to one vote for each share held.

          7. Other Rights. Without the written consent of the holders of all of the outstanding shares of Junior Preferred Stock or the vote of the holders of all of the outstanding shares of Junior Preferred Stock at a meeting of the holders of Junior Preferred Stock called for such purpose, the Corporation shall not amend, alter or repeal any provision of the Corporation's Certificate of Incorporation so as to adversely affect the rights and preferences of the Junior Preferred Stock including any change to the dividend payable on the Junior Preferred Stock; provided, further, that in no event will the issuance of any series of Preferred Stock that is senior to, on a parity with or junior to the Junior Preferred Stock or has a redemption date earlier than the Junior Preferred Stock be deemed to adversely affect the rights and preferences of the Junior Preferred Stock.

          8. Acknowledgement. The terms of the Preferred Stockholders Agreement shall be binding on each holder of the Junior Preferred Stock, as if such holder were an "Investor" thereunder. Each holder of Junior Preferred Stock, by acceptance thereof, acknowledges and agrees that payments of dividends, interest, premium and principal on, and redemption and repurchase of, such securities by the Corporation are subject to restrictions contained in certain credit and financing agreements of the Corporation and its subsidiaries.

          9. Definitions

               The following terms, when used in this Article IV.C, shall have the meanings set forth below:

               a. As used herein, the amount of dividends "accrued" on any share of Junior Preferred Stock as at any date shall be calculated as the amount of any unpaid dividends accumulated thereon to and including the last preceding Dividend Accrual Date with respect to which dividends have not been paid, whether or not earned or declared.

               b. "corporation" shall mean a corporation, partnership, business trust, unincorporated organization, association, limited liability company or joint stock company.

               c. "Junior Stock" shall mean any series or class of the capital stock of the Corporation now or hereafter authorized or issued by the Corporation, including any series or class of preferred stock, ranking junior to the Junior Preferred Stock with respect to dividends or distributions or upon the liquidation, distribution of assets, dissolution or winding-up of the Corporation, including without limitation the Class A Common Stock and the Class B Common Stock (except as otherwise provided in Article IV.B(3) hereof).

               d. "person" shall mean an individual, a corporation, partnership, trust, organization, association, government or any department or agency thereof, or any other individual or entity.


     D.   CLASS A AND CLASS B COMMON STOCK

     Except as otherwise provided herein, all shares of Class A Common Stock and Class B Common Stock shall be identical and shall entitle the holders thereof to the same rights and privileges.

          1. Dividends. Holders of Common Stock shall be entitled to receive ratably such dividends as may be declared by the Board of Directors; provided that if dividends are declared which are payable in shares of Class A Common Stock or Class B Common Stock, dividends shall be declared which are payable at the same rate on each class of Common Stock and the dividends payable in shares of Class A Common Stock shall be payable to holders of Class A Common Stock and the dividends payable in shares of Class B Common Stock shall be payable to holders of Class B Common Stock.

          2. Conversion. Each record holder of Class A Common Stock shall be entitled to convert any or all of such holder's Class A Common Stock into the same number of shares of Class B Common Stock and each record holder of Class B Common Stock shall be entitled to convert any or all of the shares of such holder's Class B Common Stock into the same number of shares of Class A Common Stock; provided, however, that at the time of conversion of shares of Class B Common Stock into shares of Class A Common Stock such holder would be permitted, pursuant to applicable law, to hold the total number of shares of Class A Common Stock which he would hold after giving effect to such conversion; and provided, further, that the determination of a holder of Common Stock that it is permitted under applicable law to convert shares of Class B Common Stock into shares of Class A Common Stock pursuant to this Article IV 4.D(2) shall be final and binding upon the Company.

               Each conversion of shares of one class of Common Stock into shares of another class of Common Stock shall be effected by the surrender of the certificate or certificates representing the shares to be converted at the principal office of the Corporation at any time during normal business hours, together with a written notice by the holder of such shares stating the number of shares that any such holder desires to convert into the other class of Common Stock. Such conversion shall be deemed to have been effected as of the close of business on the date on which such certificate or certificates have been surrendered and such notice has been received by the Corporation, and at such time the rights of any such holder with respect to the converted class of Common Stock shall cease and the person or persons in whose name or names the certificate or certificates for shares of the other class of Common Stock are to be issued upon such conversion shall be deemed to have become the holder or holders of record of the shares of such other class of Common Stock represented thereby.

               Promptly after such surrender and the receipt by the Corporation of the written notice from the holder hereinbefore referred to, the Corporation shall issue and deliver in accordance with the surrendering holder's instructions the certificate or certificates for the other class of Common Stock issuable upon such conversion and a certificate representing any shares of Common Stock which were represented by the certificate or certificates delivered to the Corporation in connection with such conversion but which were not converted. The issuance of certificates for the other class of Common Stock upon conversion shall be made without charge to the holder or holders of such shares for any issuance tax (except stock transfer taxes) in respect thereof or other cost incurred by the Corporation in connection with such conversion.

          3. Transfers. The Corporation shall not close its books against the transfer of any share of Common Stock, or of any share of Common Stock issued or issuable upon conversion of shares of the other class of Common

          Stock, in any manner that would interfere with the timely conversion of such shares of Common Stock.

          4. Subdivision and Combinations of Shares. If the Corporation in any manner subdivides or combines the outstanding shares of any class of Common Stock, the outstanding shares of the other class of Common Stock shall be proportionately subdivided or combined.

          5. Reservation of Shares for Conversion. So long as any shares of any class of Common Stock are outstanding, the Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock and Class B Common Stock, the number of shares sufficient for issuance upon conversion.

          6. Distribution of Assets. Except as otherwise provided in Article IV.B(3)(a) hereof, in the event of the voluntary or involuntary liquidation, dissolution or winding up of the Corporation (a "Distribution Event"), holders of Common Stock shall be entitled to receive all of the remaining assets of the Corporation available for distribution to its stockholders after all amounts to which the holders of Preferred Stock are entitled have been paid or set aside in cash for payment.

          7. Voting Rights. The holders of Class A Common Stock shall have the general right to vote for all purposes, including the election of directors, as provided by law. Each holder of Class A Common Stock shall be entitled to one vote for each share thereof held. Except as otherwise required by law, the holders of Class B Common Stock shall have no voting rights.

          8. Merger, etc. In connection with any merger, consolidation, or recapitalization in which holders of Class A Common Stock generally receive, or are given the opportunity to receive, consideration for their shares (a) all holders of Class B Common Stock shall be given the opportunity to receive the same form of consideration for their shares as is received by holders of Class A Common Stock and (b) holders of Class B Common Stock shall be entitled to receive the same amount of consideration per share as received by holders of Class A Common Stock.

          9. Acknowledgement. The terms of the Securities Purchase and Holders Agreement dated as of March 17, 2000 by and among the Corporation, Citicorp Venture Capital Ltd. and the other parties listed as signatories thereto shall be binding on each holder of the Class A

          Common Stock and Class B Common Stock as if such holder were an "Investor" thereunder.

     5. Incorporator. The name and mailing address of the incorporator are Mishael Azam, 4000 Bell Atlantic Tower, 1717 Arch Street, Philadelphia, Pennsylvania 19103-2793.

     6. Bylaws. The board of directors of the Corporation is authorized to adopt, amend or repeal the bylaws of the Corporation, except as otherwise specifically provided therein.

     7. Elections of Directors. Elections of directors need not be by written ballot unless the bylaws of the Corporation shall so provide.

     8. Right to Amend. The Corporation reserves the right to amend any provision contained in this Certificate as the same may from time to time be in effect in the manner now or hereafter prescribed by law, and all rights conferred on stockholders or others hereunder are subject to such reservation.

     9. Limitation on Liability. The directors of the Corporation shall be entitled to the benefits of all limitations on the liability of directors generally that are now or hereafter become available under the General Corporation Law of Delaware. Without limiting the generality of the foregoing, no director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under
Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. Any repeal or modification of this Section 9 shall be prospective only, and shall not affect, to the detriment of any director, any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.

     10. Miscellaneous. The Corporation elects not to be governed by Section 203 of the Delaware General Corporation Law.

                           CERTIFICATE OF DESIGNATION
                      OF 8% SERIES D SENIOR PREFERRED STOCK
                                       OF
                            FABRISTEEL HOLDINGS, INC.

     FabriSteel Holdings, Inc., a Delaware corporation (hereinafter called the "Corporation"), pursuant to the provisions of Section 151 of the General Corporation Law of the State of Delaware, does hereby make this Certificate of Designation under the corporate seal of the Corporation and does hereby state and certify that pursuant to the authority expressly vested in the Board of Directors of the Corporation by the Amended and Restated Certificate of Incorporation of the Corporation, dated March 16, 2000 (the "Certificate of Incorporation"), the Board of Directors has duly adopted the following resolutions:

     RESOLVED, that, pursuant to Article IV of the Certificate of Incorporation (which authorizes 5,000,000 shares of Preferred Stock, $.01 par value per share, of which no shares are presently issued and outstanding), the Board of Directors hereby fixes the designations and preferences and relative, participating, optional and other special rights and qualifications, limitations and restrictions of a series of Preferred Stock consisting of 850,000 shares to be designated 8% Series D Cumulative Senior Preferred Stock.

8% SERIES D CUMULATIVE SENIOR PREFERRED STOCK

     RESOLVED, that each share of the 8% Series D Cumulative Senior Preferred Stock shall rank equally in all respects and shall be subject to the following provisions:

          1. Designation, Number of Shares. The fourth series of Preferred Stock shall be designated as the 8% Series D Cumulative Senior Preferred Stock ("Series D Senior Preferred Stock"), and the number of shares which shall constitute such series shall be 850,000. The par value of the Series D Senior Preferred Stock shall be $.01 per share.

          2. Accrual and Payment of Dividends

               a. The holders of Series D Senior Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds of the Corporation legally available therefor, cumulative cash dividends at the rate of $8.00 per share per annum; provided, that such holders shall not be entitled to receive, and the Series D Senior Preferred Stock shall not accrue, dividends until after April 1, 2001.

                    Such dividends shall be payable in annual installments in
               arrears commencing March 1, 2002 and thereafter on the first day of March (unless such day is not a business day in which event on the last preceding business day) in each such year (hereinafter referred to as a "Dividend Accrual Date"), except that the dividend payment payable on March 1, 2002 shall be calculated from April 1, 2001 through March 1, 2002. Each such dividend on Series D Senior Preferred Stock when paid shall be payable to holders of record as they appear on the stock books of the Corporation on the date established by the Board of Directors of the Corporation as the record date for the payment of such dividend (which record date shall not precede the date upon which the resolution fixing such record date is adopted and which record date shall be not more than sixty days prior to such action). If no record date is fixed, the record date for determining holders for such purpose shall be at the close of business on the date on which the Board of Directors adopts the resolution relating to such dividend payment. Dividends with respect to any shares of Series D Senior Preferred Stock shall accrue (whether or not earned or declared) from April 1, 2001.

               b. Such dividends on the Series D Senior Preferred Stock shall be cumulative, whether or not earned or declared, so that if at any time full cumulative dividends at the rate aforesaid on all shares of Series D Senior Preferred Stock then outstanding to the end of the annual dividend period next preceding such time shall not have been paid, the amount of the deficiency shall be paid before any sum shall be set aside for or applied by the Corporation to the purchase, redemption or other acquisition for value of any shares of Junior Stock (either pursuant to any applicable sinking fund requirement or otherwise) or any dividend or other distribution shall be paid or declared and set apart for payment on any Junior Stock (other than a dividend payable in Junior Stock); provided, however, that the foregoing shall not prohibit the Corporation from repurchasing shares of Junior Stock from a former employee of the Corporation (or a subsidiary of the Corporation) where such repurchase arises from the Corporation's option to repurchase such shares upon termination of such employee's employment with the Corporation (or a subsidiary) pursuant to a written agreement between the Corporation and such employee. Accrued dividends on the Series D Senior Preferred Stock if not paid on the first or any subsequent Dividend Accrual Date following accrual shall thereafter accrue additional dividends in respect thereof (the "Additional Dividends"), compounded annually, at the rate of 8% per annum.

               c. The right to receive dividends on the Series D Senior Preferred Stock shall rank on parity with that of the Corporation's 8% Series A Cumulative Senior Preferred Stock ("Series A Senior Preferred Stock"). When dividends are not paid in full upon the Series D Senior Preferred Stock and any other stock ranking on a parity as to dividends with the Series D Senior Preferred Stock, all dividends paid upon shares of Series D Senior Preferred Stock and any other stock ranking on a parity as to dividends with the Series D Senior Preferred Stock shall be paid pro rata so that in all cases the amount of dividends paid per share on the Series D Senior Preferred Stock and such other stock shall bear the same ratio that accrued dividends per share on the shares of Series D Senior Preferred Stock and such other stock bear to each other. Except as provided in the preceding sentence, unless full cumulative dividends on the Series D Senior Preferred Stock have been paid, no dividends shall be declared or paid or set aside for payment upon any other stock of the Corporation ranking on a parity with the Series D Senior Preferred Stock as to dividends.

               d. An annual dividend period shall commence on the day following a Dividend Accrual Date and shall end on the next succeeding Dividend Accrual Date.

          3. Preference on Liquidation

               a. Except as otherwise provided in Article IV.B(3)(a) of the Certificate of Incorporation, in the event that the Corporation shall be liquidated, dissolved or wound up, whether voluntarily or involuntarily, after all creditors of the Corporation shall have been paid in full, the holders of the Series D Senior Preferred Stock shall be entitled to receive, out of the assets of the Corporation legally available for distribution to its stockholders, whether from capital, surplus or earnings, before any amount shall be paid to the holders of any shares of Junior Stock, an amount equal to $100 in cash per share plus an amount equal to full cumulative dividends (whether or not earned or declared) accrued and unpaid thereon (including Additional Dividends) to the date of final distribution, and no more. Series D Senior Preferred Stock shall rank on parity with the Series A Senior Preferred Stock with respect to receiving any amount as a result of a liquidation, distribution of assets, dissolution or winding up of the Corporation. If upon any liquidation, dissolution or winding up of the Corporation, the net assets of the Corporation shall be insufficient to pay the holders of all outstanding shares of Series D Senior Preferred Stock and of any shares of stock ranking on a parity with the Series D Senior Preferred Stock the full amounts to which they respectively shall be entitled, such assets, or the proceeds thereof, shall be distributed ratably among the holders of the Series D Senior Preferred Stock and of any shares of stock ranking on a parity with the Series D Senior Preferred Stock. Holders of Series D Senior Preferred Stock shall not be entitled, upon the liquidation, dissolution or winding up of the Corporation, to receive any amounts with respect to such stock other than the amounts referred to in this Section (3)(a).

               b. Neither the purchase nor redemption by the Corporation of shares of any class of stock in any manner permitted by the Certificate of Incorporation or any amendment thereof, nor the merger or consolidation of the Corporation with or into any other corporation or corporations, nor a sale, transfer or lease of all or substantially all of the Corporation's assets shall be deemed to be a liquidation, dissolution or winding up of the Corporation for the purposes of this Section (3); provided, however, that any consolidation or merger of the Corporation in which the Corporation is not the surviving entity shall be deemed to be a liquidation, dissolution or winding up of the affairs of the Corporation within the meaning of this Section (3) if, (A) in connection therewith, the holders of Common Stock of the Corporation receive as consideration, whether in whole or in part, for such Common Stock (1) cash, (2) notes, debentures or other evidences of indebtedness or obligations to pay cash or (3) preferred stock of the surviving entity (whether or not the surviving entity is the Corporation) which ranks on a parity with or senior to the preferred stock received by holders of the Series D Senior Preferred Stock with respect to liquidation or dividends or (B) the holders of the Series D Senior Preferred Stock do not receive preferred stock of the surviving entity with rights, powers and preferences equal to (or more favorable to the holders than) the rights, powers and preferences of the Series D Senior Preferred Stock.

          4. Redemption.

               a. Mandatory Redemption. All outstanding shares of the Series D Senior Preferred Stock shall be redeemed from funds legally available therefor on April 1, 2020 (the "Mandatory Redemption Date"), at a price per share equal to $100 plus an amount per share equal to full cumulative dividends (whether or not earned or declared) accrued and unpaid thereon (including Additional Dividends) to the Mandatory Redemption Date. The holders of the Series D Senior Preferred Stock shall be paid in full in accordance with this Section 4(a) prior to any payment made to the holders of any outstanding shares of (w) the Corporation's 12% Series E Cumulative Junior Preferred Stock, par value $.01 per share (the "Series E Junior Preferred Stock"), (x) the Corporation's 12% Series B Cumulative Junior Preferred Stock, par value $.01 per share (the "Series B Junior Preferred Stock"), (y) the Corporation's 12% Series C Cumulative Junior Preferred Stock, par value $.01 per share (the "Series C Junior Preferred Stock") and (z) any other of the Corporation's Junior Stock, pursuant to the respective mandatory redemption terms (if any) of such stock.

               b. Optional Redemption. The Series D Senior Preferred Stock may be redeemed from funds legally available therefor, in whole or in part, at the election of the Corporation, expressed by resolution of the Board of Directors, at any time and from time to time at a price per share equal to $100 plus an amount per share equal to full cumulative dividends (whether or not earned or declared) accrued and unpaid thereon (including Additional Dividends as defined in the Certificate of Incorporation) to the date of redemption (the "Optional Redemption Date).

               c. The aggregate amount of the redemption pursuant to Section
               (4)(a) for a Mandatory Redemption or Section (4)(b) for an Optional Redemption is hereinafter referred to as the "Redemption Price" with respect to such redemption. As used herein, "Mandatory Redemption Date" and "Optional Redemption Date" shall hereinafter sometimes be referred to as the "Redemption Date".

          5. Redemption Procedure

               a. A redemption pursuant to Section (4) shall be accomplished in the manner and with the effect as set forth in this Section (5).

               b. Notice of the redemption of Series D Senior Preferred Stock pursuant to Section (4) shall be given by mail not less than ten
               (10) days prior to the applicable Redemption Date. If less than all the outstanding Series D Senior Preferred Stock is to be redeemed, the selection of shares for redemption shall be made pro rata and the notice of redemption to a holder shall state the number of shares of Series D Senior Preferred Stock of such holder to be redeemed. The amount of the Redemption Price shall be deposited on or before the Redemption Date in trust for the account of the holders of Series D Senior Preferred Stock entitled thereto with a bank or trust company in good standing doing business in the State of New York and having capital and surplus of at least $100,000,000 (the date of such deposit being hereinafter in this Section (5) referred to as the "date of deposit").

               c. Notice of the date on which, and the name and address of the bank or trust company with which, the deposit has been or will be made shall be included in the notice of redemption. On and after the applicable Redemption Date (unless default shall be made by the Corporation in providing money for the payment of the Redemption Price pursuant to the notice of redemption), or if the

               Corporation shall make such deposit on or before the date specified therefor in the notice of redemption, then on and after the date of deposit (provided notice of redemption has been duly given), all dividends on the Series D Senior Preferred Stock so called for redemption shall cease to accrue and, notwithstanding that any certificate for shares of Series D Senior Preferred Stock is not surrendered for cancellation, the shares represented thereby shall no longer be deemed outstanding and all rights of the holders thereof as stockholders of the Corporation with respect to such shares shall cease and terminate, except the right to receive the Redemption Price as hereinafter provided.

               d. At any time on or after the applicable Redemption Date, or if the Corporation shall deposit the money for such redemption prior to the applicable Redemption Date, then at any time on or after the date of deposit, which time shall be specified by the Corporation in the notice of redemption and which shall not be later than the applicable Redemption Date, the holders of record of the Series D Senior Preferred Stock to be redeemed shall be entitled to receive the Redemption Price upon actual delivery to the bank or trust company with which such deposit shall be made of certificates for the shares to be redeemed, such certificates, if required, to be duly endorsed in blank or accompanied by proper instruments of assignment and transfer duly endorsed in blank. The making of such deposit with any such bank or trust company shall not relieve the Corporation of liability for payment of the Redemption Price.

               e. Any money so deposited which shall remain unclaimed by the holders of such Series D Senior Preferred Stock at the end of two
               (2) years after the applicable Redemption Date shall be paid by such bank or trust company to the Corporation, which shall thereafter, to the extent of the money so repaid, be liable for the payment of the Redemption Price. Any interest accrued on money so deposited shall be paid to the Corporation from time to time.

          6. Voting. Except as required by law and except for any voting by the holders of the Series D Senior Preferred Stock as part of a separate class or series pursuant to Section (7) hereunder or any other provision of the Corporation's Certificate of Incorporation, no holder of Series D Senior Preferred Stock, as such holder, shall be entitled to vote on any matter submitted to a vote of stockholders. Notwithstanding the foregoing, prior to an "Initial Public Offering" (as defined in the Securities Purchase and Holders Agreement dated as of March 17, 2000 by and among Corporation, Citicorp Venture Capital Ltd. and the other parties listed as signatories thereto) holders of the Series A Senior Preferred Stock, Series B Junior Preferred Stock, Series C Junior Preferred Stock and Series D Senior Preferred Stock voting as a single class, shall be entitled by separate class vote to elect, with each share having one vote, one member of the Corporation's board of directors at an annual meeting of the stockholders called for such purpose. On any matters on which the holders of the Series D Senior Preferred Stock shall be entitled to vote, they shall be entitled to one vote for each share held.

          7. Other Rights. Without the written consent of the holders of all of the outstanding shares of Series D Senior Preferred Stock or the vote of the holders of all of the outstanding shares of Series D Senior Preferred Stock at a meeting of the holders of Series D Senior Preferred Stock called for such purpose, the Corporation shall not amend, alter or repeal any provision of the Corporation's Certificate of Incorporation so as to adversely affect the rights and preferences of the Series D Senior Preferred Stock including any change to the dividend payable on the Series D Senior Preferred Stock; provided, further, that in no event will the issuance of any series of Preferred Stock that is on a parity with or junior to the Series D Senior Preferred Stock or has a redemption date earlier than the Series D Senior Preferred Stock be deemed to adversely affect the rights and preferences of the Series D Senior Preferred Stock.

          8. Acknowledgement. Each holder of Series D Senior Preferred Stock, by acceptance thereof, acknowledges and agrees that payments of dividends, interest, premium and principal on, and redemption and repurchase of, such securities by the Corporation are subject to restrictions contained in certain credit and financing agreements of the Corporation and its subsidiaries.

          9. Definitions

               The following terms, when used in this Section A, shall have the meanings set forth below:

               a. As used herein, the amount of dividends "accrued" on any share of Series D Senior Preferred Stock as at any date shall be calculated as the amount of any unpaid dividends accumulated thereon to and including the last preceding Dividend Accrual Date with respect to which dividends have not been paid, whether or not earned or declared.

               b. "corporation" shall mean a corporation, partnership, business trust, unincorporated organization, association, limited liability company or joint stock company.

               c. "Junior Stock" shall mean any series or class of the capital stock of the Corporation now or hereafter authorized or issued by the Corporation, including any series or class of preferred stock, ranking junior to the Series D Senior Preferred Stock with respect to dividends or distributions or upon the liquidation, distribution of assets, dissolution or winding-up of the Corporation, including without limitation the Series B Junior Preferred Stock, the Series C Junior Preferred Stock of the Corporation, the Series E Junior Preferred Stock, the Class A Common Stock of the Corporation, par value $.01 per share and the Class B Common Stock of the Corporation, par value $.01 per share (except as otherwise provided in Article IV.B(3) of the Certificate of Incorporation).

               d. "person" shall mean an individual, a corporation, partnership, trust, organization, association, government or any department or agency thereof, or any other individual or entity.

     IN WITNESS WHEREOF, FabriSteel Holdings, Inc. has caused this Certificate of Designation to be signed by its President, and attested by its Secretary, this 16th day of March, 2000.

ATTEST:                                            FABRISTEEL HOLDINGS, INC.


/s/ Mark J. MacGuidwin                             /s/ Rex A. Ogg
-------------------------                          -----------------------------
Assistant Secretary                                President
Mark J. MacGuidwin                                 Rex A. Ogg

                           CERTIFICATE OF DESIGNATION
                     OF 12% SERIES C JUNIOR PREFERRED STOCK
                                       OF
                            FABRISTEEL HOLDINGS, INC.

     FabriSteel Holdings, Inc., a Delaware corporation (hereinafter called the "Corporation"), pursuant to the provisions of Section 151 of the General Corporation Law of the State of Delaware, does hereby make this Certificate of Designation under the corporate seal of the Corporation and does hereby state and certify that pursuant to the authority expressly vested in the Board of Directors of the Corporation by the Amended and Restated Certificate of Incorporation of the Corporation, dated March 16, 2000 (the "Certificate of Incorporation"), the Board of Directors has duly adopted the following resolutions:

     RESOLVED, that, pursuant to Article IV of the Certificate of Incorporation (which authorizes 5,000,000 shares of Preferred Stock, $.01 par value per share, of which no shares are presently issued and outstanding), the Board of Directors hereby fixes the designations and preferences and relative, participating, optional and other special rights and qualifications, limitations and restrictions of a series of Preferred Stock consisting of 950,000 shares to be designated 12% Series C Junior Preferred Stock.

12% SERIES C CUMULATIVE JUNIOR PREFERRED STOCK

     RESOLVED, that each share of the 12% Series C Cumulative Junior Preferred Stock shall rank equally in all respects and shall be subject to the following provisions:

          1. Designation, Number of Shares. The third series of Preferred Stock shall be designated as the 12% Series C Cumulative Junior Preferred Stock ("Series C Junior Preferred Stock"), and the number of shares which shall constitute such series shall be 950,000. The par value of the Series C Junior Preferred Stock shall be $.01 per share.

          2. Accrual and Payment of Dividends

               a. The holders of Series C Junior Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds of the Corporation legally available therefor, cumulative cash dividends at the rate of $1.20 per share per annum.

                    Such dividends shall be payable in annual installments in
               arrears commencing March 1, 2001 and thereafter on the first day of March (unless such day is not a business day in which event on the last preceding business day) in each such year (hereinafter referred to as a "Dividend Accrual Date"), except that the dividend payment payable on March 1, 2001 shall be calculated from June 11, 1998 as if issued on such date, with Dividend Accrual Dates on

               March 1, 1999 and March 1, 2000 through March 1, 2001. Each such dividend on Series C Junior Preferred Stock when paid shall be payable to holders of record as they appear on the stock books of the Corporation on the date established by the Board of Directors of the Corporation as the record date for the payment of such dividend (which record date shall not precede the date upon which the resolution fixing such record date is adopted and which record date shall be not more than sixty days prior to such action). If no record date is fixed, the record date for determining holders for such purpose shall be at the close of business on the date on which the Board of Directors adopts the resolution relating to such dividend payment. Dividends with respect to any shares of Series C Junior Preferred Stock shall accrue (whether or not earned or declared) from the date of issue of such shares.

               b. Such dividends on the Series C Junior Preferred Stock shall be cumulative, whether or not earned or declared, so that if at any time full cumulative dividends at the rate aforesaid on all shares of Series C Junior Preferred Stock then outstanding to the end of the annual dividend period next preceding such time shall not have been paid, the amount of the deficiency shall be paid before any sum shall be set aside for or applied by the Corporation to the purchase, redemption or other acquisition for value of any shares of Junior Stock (either pursuant to any applicable sinking fund requirement or otherwise) or any dividend or other distribution shall be paid or declared and set apart for payment on any Junior Stock (other than a dividend payable in Junior Stock); provided, however, that the holders of the Series C Junior Preferred Stock shall not be entitled to any amount pursuant to this Section (2)(b) unless the holders of the Corporation's 8% Series A Cumulative Senior Preferred Stock ("Senior Preferred Stock") shall have been paid in full in accordance with Article IV.B(2) of the Certificate of Incorporation and any other series senior to the Series C Junior Preferred Stock with respect to dividends shall have been paid in full in accordance with its terms; provided, further, that the foregoing shall not prohibit the Corporation from repurchasing shares of Junior Stock from a former employee of the Corporation (or a subsidiary of the Corporation) where such repurchase arises from the Corporation's option to repurchase such shares upon termination of such employee's employment with the Corporation (or a subsidiary) pursuant to a written agreement between the Corporation and such employee. Accrued dividends on the Junior Preferred Stock if not paid on the first or any subsequent Dividend Accrual Date following accrual shall thereafter accrue additional dividends in respect thereof (the "Additional Dividends"), compounded annually, at the rate of 12% per annum.

               c. The right to receive dividends on the Series C Junior Preferred Stock shall rank on parity with that of the Corporation's 12% Series B Cumulative Junior Preferred Stock ("Series B Junior Preferred Stock"). When dividends are not paid in full upon the Series C Junior Preferred Stock and any other stock ranking on a parity as to dividends with the Series C Junior Preferred Stock, all dividends paid upon shares of Series C Junior Preferred Stock and any other stock ranking on a parity as to dividends with the Series C Junior Preferred Stock shall be paid pro rata so that in all cases the amount of dividends paid per share on the Series C Junior Preferred Stock and such other stock shall bear the same ratio that accrued dividends per share on the shares of Series C Junior Preferred Stock and such other stock bear to each other. Except as provided in the preceding sentence, unless full cumulative dividends on the Series C Junior Preferred Stock have been paid, no dividends shall be declared or paid or set aside for payment upon any other stock of the Corporation ranking on a parity with the Series C Junior Preferred Stock as to dividends.

               d. An annual dividend period shall commence on the day following a Dividend Accrual Date and shall end on the next succeeding Dividend Accrual Date.

          3. Preference on Liquidation

               a. Except as otherwise provided in Article IV.B(3)(a) of the Certificate of Incorporation, in the event that the Corporation shall be liquidated, dissolved or wound up, whether voluntarily or involuntarily, after all creditors of the Corporation shall have been paid in full, the holders of the Series C Junior Preferred Stock shall be entitled to receive, out of the assets of the Corporation legally available for distribution to its stockholders, whether from capital, surplus or earnings, before any amount shall be paid to the holders of any shares of Junior Stock, an amount equal to $10 in cash per share plus an amount equal to full cumulative dividends (whether or not earned or declared) accrued and unpaid thereon (including Additional Dividends) to the date of final distribution, and no more; provided, however, that the holders of the Series C Junior Preferred Stock shall not be entitled to any amount pursuant to this Section (3) unless the holders of Senior Preferred Stock shall have been paid in full in accordance with Article IV.B(3) of the Certificate of Incorporation and any other series senior to the Series C Junior Preferred Stock upon the liquidation, distribution of assets, dissolution or winding-up of the Corporation shall have been paid in full in accordance with its terms. Series C Junior Preferred Stock shall rank on parity with the Series B Junior Preferred Stock with respect to receiving any amount as a result of a liquidation, distribution of assets, dissolution or winding up of the Corporation. If upon any liquidation, dissolution or winding up of the Corporation, the net assets of the Corporation shall be insufficient to pay the holders of all outstanding shares of Series C Junior Preferred Stock and of any shares of stock ranking on a parity with the Series C Junior Preferred Stock the full amounts to which they respectively shall be entitled, such assets, or the proceeds thereof, shall be distributed ratably among the holders of the Series C Junior Preferred Stock and of any shares of stock ranking on a parity with the Series C Junior Preferred Stock. Holders of Series C Junior Preferred Stock shall not be entitled, upon the liquidation, dissolution or winding up of the Corporation, to receive any amounts with respect to such stock other than the amounts referred to in this Section (3)(a).

               b. Neither the purchase nor redemption by the Corporation of shares of any class of stock in any manner permitted by the Certificate of Incorporation or any amendment thereof, nor the merger or consolidation of the Corporation with or into any other corporation or corporations, nor a sale, transfer or lease of all or substantially all of the Corporation's assets shall be deemed to be a liquidation, dissolution or winding up of the Corporation for the purposes of this Section (3); provided, however, that any consolidation or merger of the Corporation in which the Corporation is not the surviving entity shall be deemed to be a liquidation, dissolution or winding up of the affairs of the Corporation within the meaning of this Section (3) if, (A) in connection therewith, the holders of Common Stock of the Corporation receive as consideration, whether in whole or in part, for such Common Stock (1) cash, (2) notes, debentures or other evidences of indebtedness or obligations to pay cash or (3) preferred stock of the surviving entity (whether or not the surviving entity is the Corporation) which ranks on a parity with or senior to the preferred stock received by holders of the Series C Junior Preferred Stock with respect to liquidation or dividends or (B) the holders of the Series C Junior Preferred Stock do not receive preferred stock of the surviving entity with rights, powers and preferences equal to (or more favorable to the holders than) the rights, powers and preferences of the Series C Junior Preferred Stock.

          4. Redemption.

               a. Mandatory Redemption. All outstanding shares of the Series C Junior Preferred Stock shall be redeemed from funds legally available therefor on April 1, 2020 (the "Mandatory Redemption Date"), at a price per share equal to $10 plus an amount per share equal to full cumulative dividends (whether or not earned or declared) accrued and unpaid thereon (including Additional Dividends) to the Mandatory Redemption Date; provided, however, that the holders of the Series C Junior Preferred Stock shall not be entitled to any amount pursuant to this Section
               (4)(a) unless the holders of the Senior Preferred Stock shall have been paid in full in accordance with Article IV.B(4) of the Certificate of Incorporation; provided, further, that the rights of the holders of the Series C Junior Preferred Stock to receive amounts pursuant to this Section (4)(a) shall rank on parity with that of the Series B Junior Preferred Stock.

               b. Optional Redemption. The Series C Junior Preferred Stock may be redeemed from funds legally available therefor, in whole or in part, at the election of the Corporation, expressed by resolution of the Board of Directors, at any time and from time to time at a price per share equal to $10 plus an amount per share equal to full cumulative dividends (whether or not earned or declared) accrued and unpaid thereon (including Additional Dividends as defined in the Certificate of Incorporation) to the date of redemption (the "Optional Redemption Date).

               c. The aggregate amount of the redemption pursuant to Section
               (4)(a) for a Mandatory Redemption or Section (4)(b) for an Optional Redemption is hereinafter referred to as the "Series C Junior Redemption Price" with respect to such redemption. As used herein, "Mandatory Redemption Date" and "Optional Redemption Date" shall hereinafter sometimes be referred to as the "Redemption Date".

          5. Redemption Procedure

               a. A redemption pursuant to Section (4) shall be accomplished in the manner and with the effect as set forth in this Section (5).

               b. Notice of the redemption of Series C Junior Preferred Stock pursuant to Section (4) shall be given by mail not less than ten
               (10) days prior to the applicable Redemption Date. If less than all the outstanding Series C Junior Preferred Stock is to be redeemed, the selection of shares for redemption shall be made pro rata and the notice of redemption to a holder shall state the number of shares of Series C Junior Preferred Stock of such holder to be redeemed. The amount of the Series C Junior Redemption Price shall be deposited on or before the Redemption Date in trust for the account of the holders of Series C Junior Preferred Stock entitled thereto with a bank or trust company in good standing doing business in the State of New York and having capital and surplus of at least $100,000,000 (the date of such deposit being hereinafter in this Section (5) referred to as the "date of deposit").

               c. Notice of the date on which, and the name and address of the bank or trust company with which, the deposit has been or will be made shall be included in the notice of redemption. On and after the applicable Redemption Date (unless default shall be made by the Corporation in providing money for the payment of the Series C Junior Redemption Price pursuant to the notice of redemption), or if the Corporation shall make such deposit on or before the date specified therefor in the notice of redemption, then on and after the date of deposit (provided notice of redemption has been duly given), all dividends on the Series C Junior Preferred Stock so called for redemption shall cease to accrue and, notwithstanding that any certificate for shares of Series C Junior Preferred Stock is not surrendered for cancellation, the shares represented thereby shall no longer be deemed outstanding and all rights of the holders thereof as stockholders of the Corporation with respect to such shares shall cease and terminate, except the right to receive the Series C Junior Redemption Price as hereinafter provided.

               d. At any time on or after the applicable Redemption Date, or if the Corporation shall deposit the money for such redemption prior to the applicable Redemption Date, then at any time on or after the date of deposit, which time shall be specified by the Corporation in the notice of redemption and which shall not be later than the applicable Redemption Date, the holders of record of the Series C Junior Preferred Stock to be redeemed shall be entitled to receive the Series C Junior Redemption Price upon actual delivery to the bank or trust company with which such deposit shall be made of certificates for the shares to be redeemed, such certificates, if required, to be duly endorsed in blank or accompanied by proper instruments of assignment and transfer duly endorsed in blank. The making of such deposit with any such bank or trust company shall not relieve the Corporation of liability for payment of the Series C Junior Redemption Price.

               e. Any money so deposited which shall remain unclaimed by the holders of such Series C Junior Preferred Stock at the end of two
               (2) years after the applicable Redemption Date shall be paid by such bank or trust company to the Corporation, which shall thereafter, to the extent of the money so repaid, be liable for the payment of the Series C Junior Redemption Price. Any interest accrued on money so deposited shall be paid to the Corporation from time to time.

          6. Voting. Except as required by law and except for any voting by the holders of the Series C Junior Preferred Stock as part of a separate class or series pursuant to Section (7) hereunder or any other provision of the Corporation's Certificate of Incorporation, no holder of Series C Junior Preferred Stock, as such holder, shall be entitled to vote on any matter submitted to a vote of stockholders. Notwithstanding the foregoing, prior to an "Initial Public Offering" (as defined in the Securities Purchase and Holders Agreement dated as of March 17, 2000 by and among the Corporation, Citicorp Venture Capital Ltd. and the other parties listed as signatories thereto) holders of the Series A Senior Preferred Stock, Series B Junior Preferred Stock, Series C Junior Preferred Stock and Series D Senior Preferred Stock voting as a single class, shall be entitled by separate class vote to elect, with each share having one vote, one member of the Corporation's board of directors at an annual meeting of the stockholders called for such purpose. On any matters on which the holders of the Series C Junior Preferred Stock shall be entitled to vote, they shall be entitled to one vote for each share held.

          7. Other Rights. Without the written consent of the holders of all of the outstanding shares of Series C Junior Preferred Stock or the vote of the holders of all of the outstanding shares of Series C Junior Preferred Stock at a meeting of the holders of Series C Junior Preferred Stock called for such purpose, the Corporation shall not amend, alter or repeal any provision of the Corporation's Certificate of Incorporation so as to adversely affect the rights and preferences of the Series C Junior Preferred Stock including any change to the dividend payable on the Series C Junior Preferred Stock; provided, further, that in no event will the issuance of any series of Preferred Stock that is senior to, on a parity with or junior to the Series C Junior Preferred Stock or has a redemption date earlier than the Series C Junior Preferred Stock be deemed to adversely affect the rights and preferences of the Series C Junior Preferred Stock.

          8. Acknowledgement. The terms of the Preferred Stockholders Agreement dated as of March 17, 2000 by and among Citicorp Venture Capital Ltd. and the other parties listed as signatories thereto shall be binding on each holder of the Junior Preferred Stock, as if such holder were an "Investor" thereunder. Each holder of Series C Junior Preferred Stock, by acceptance thereof, acknowledges and agrees that payments of dividends, interest, premium and principal on, and redemption and repurchase of, such securities by the Corporation are subject to restrictions contained in certain credit and financing agreements of the Corporation and its subsidiaries.

          9. Definitions

               The following terms, when used in this Section A, shall have the meanings set forth below:

               a. As used herein, the amount of dividends "accrued" on any share of Series C Junior Preferred Stock as at any date shall be calculated as the amount of any unpaid dividends accumulated thereon to and including the last preceding Dividend Accrual Date with respect to which dividends have not been paid, whether or not earned or declared.

               b. "corporation" shall mean a corporation, partnership, business trust, unincorporated organization, association, limited liability company or joint stock company.

               c. "Junior Stock" shall mean any series or class of the capital stock of the Corporation now or hereafter authorized or issued by the Corporation, including any series or class of preferred stock, ranking junior to the Series C Junior Preferred Stock with respect to dividends or distributions or upon the liquidation, distribution of assets, dissolution or winding-up of the Corporation, including without limitation the Class A Common Stock of the Corporation, par value $.01 per share and the Class B Common Stock of the Corporation, par value $.01 per share (except as otherwise provided in Article IV.B(3) of the Certificate of Incorporation).

               d. "person" shall mean an individual, a corporation, partnership, trust, organization, association, government or any department or agency thereof, or any other individual or entity.

     IN WITNESS WHEREOF, FabriSteel Holdings, Inc. has caused this Certificate of Designation to be signed by its President, and attested by its Secretary, this 16th day of March, 2000.

ATTEST:                                            FABRISTEEL HOLDINGS, INC.


/s/ Mark J. MacGuidwin                             /s/ Rex A. Ogg
-------------------------                          -----------------------------
Assistant Secretary                                President
Mark J. MacGuidwin                                 Rex A. Ogg

                           CERTIFICATE OF DESIGNATION
                     OF 12% SERIES E JUNIOR PREFERRED STOCK
                                       OF
                            FABRISTEEL HOLDINGS, INC.

     FabriSteel Holdings, Inc., a Delaware corporation (hereinafter called the "Corporation"), pursuant to the provisions of Section 151 of the General Corporation Law of the State of Delaware, does hereby make this Certificate of Designation under the corporate seal of the Corporation and does hereby state and certify that pursuant to the authority expressly vested in the Board of Directors of the Corporation by the Amended and Restated Certificate of Incorporation of the Corporation, dated March 16, 2000 (the "Certificate of Incorporation"), the Board of Directors has duly adopted the following resolutions:

     RESOLVED, that, pursuant to Article IV of the Certificate of Incorporation (which authorizes 5,000,000 shares of Preferred Stock, $.01 par value per share, of which no shares are presently issued and outstanding), the Board of Directors hereby fixes the designations and preferences and relative, participating, optional and other special rights and qualifications, limitations and restrictions of a series of Preferred Stock consisting of 65,000 shares to be designated 12% Series E Cumulative Junior Preferred Stock.

12% SERIES E CUMULATIVE JUNIOR PREFERRED STOCK

     RESOLVED, that each share of the 12% Series E Cumulative Junior Preferred Stock shall rank equally in all respects and shall be subject to the following provisions:

          1. Designation, Number of Shares. The fifth series of Preferred Stock shall be designated as the 12% Series E Cumulative Junior Preferred Stock ("Series E Junior Preferred Stock"), and the number of shares which shall constitute such series shall be 65,000. The par value of the Series E Junior Preferred Stock shall be $.01 per share.

          2. Accrual and Payment of Dividends

               a. The holders of Series E Junior Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds of the Corporation legally available therefor, cumulative cash dividends at the rate of $12.00 per share per annum.

                    Such dividends shall be payable in annual installments in
               arrears commencing from the later of the date of issuance or March 1, 2001 and thereafter on the first day of March (unless such day is not a business day in which event on the last preceding business day) in each such year (hereinafter referred to as a

               "Dividend Accrual Date"), except that the dividend payment payable on the first Dividend Accrual Date after issuance shall be calculated from the date of original issuance through the first Dividend Accrual Date. Each such dividend on Series E Junior Preferred Stock when paid shall be payable to holders of record as they appear on the stock books of the Corporation on the date established by the Board of Directors of the Corporation as the record date for the payment of such dividend (which record date shall not precede the date upon which the resolution fixing such record date is adopted and which record date shall be not more than sixty days prior to such action). If no record date is fixed, the record date for determining holders for such purpose shall be at the close of business on the date on which the Board of Directors adopts the resolution relating to such dividend payment. Dividends with respect to any shares of Series E Junior Preferred Stock shall accrue (whether or not earned or declared) from the date of issue of such shares.

               b. Such dividends on the Series E Junior Preferred Stock shall be cumulative, whether or not earned or declared, so that if at any time full cumulative dividends at the rate aforesaid on all shares of Series E Junior Preferred Stock then outstanding to the end of the annual dividend period next preceding such time shall not have been paid, the amount of the deficiency shall be paid before any sum shall be set aside for or applied by the Corporation to the purchase, redemption or other acquisition for value of any shares of Junior Stock (either pursuant to any applicable sinking fund requirement or otherwise) or any dividend or other distribution shall be paid or declared and set apart for payment on any Junior Stock (other than a dividend payable in Junior Stock); provided, however, that the holders of the Series E Junior Preferred Stock shall not be entitled to any amount pursuant to this Section (2)(b) unless the holders of (x) the Corporation's 8% Series A Cumulative Senior Preferred Stock, par value $.01 per share ("Series A Senior Preferred Stock"), shall have been paid in full in accordance with Article IV.B(2) of the Certificate of Incorporation, (y) the Corporation's 8% Series D Cumulative Senior Preferred Stock, par value $.01 per share ("Series D Senior Preferred Stock"), shall have been paid in full in accordance with Section 2 of the Certificate of Designation of 8% Series D Senior Preferred Stock of the Corporation dated March 17, 2000 (the "Certificate of Designation"), and (z) and any other series senior to the Series E Junior Preferred Stock with respect to dividends shall have been paid in full in accordance with its terms; provided, further, that the foregoing shall not prohibit the Corporation from repurchasing shares of Junior Stock from a former employee of the Corporation (or a subsidiary of the Corporation) where such repurchase arises from the Corporation's option to repurchase such shares upon termination of such employee's employment with the Corporation (or a subsidiary) pursuant to a written agreement between the Corporation and such employee. Accrued dividends on the Junior Preferred Stock if not paid on the first or any subsequent Dividend Accrual Date following accrual shall thereafter accrue additional dividends in respect thereof (the "Additional Dividends"), compounded annually, at the rate of 12% per annum.

               c. The right to receive dividends on the Series E Junior Preferred Stock shall rank on parity with that of the Corporation's 12% Series B Cumulative Junior Preferred Stock, par value $.01 per share ("Series B Junior Preferred Stock"), and the Corporation's 12% Series C Cumulative Junior Preferred Stock, par value $.01 per share ("Series C Junior Preferred Stock"). When dividends are not paid in full upon the Series E Junior Preferred Stock and any other stock ranking on a parity as to dividends with the Series E Junior Preferred Stock, all dividends paid upon shares of Series E Junior Preferred Stock and any other stock ranking on a parity as to dividends with the Series E Junior Preferred Stock shall be paid pro rata so that in all cases the amount of dividends paid per share on the Series E Junior Preferred Stock and such other stock shall bear the same ratio that accrued dividends per share on the shares of Series E Junior Preferred Stock and such other stock bear to each other. Except as provided in the preceding sentence, unless full cumulative dividends on the Series E Junior Preferred Stock have been paid, no dividends shall be declared or paid or set aside for payment upon any other stock of the Corporation ranking on a parity with the Series E Junior Preferred Stock as to dividends.

               d. An annual dividend period shall commence on the day following a Dividend Accrual Date and shall end on the next succeeding Dividend Accrual Date.

          3. Preference on Liquidation

               a. Except as otherwise provided in Article IV.B(3)(a) of the Certificate of Incorporation, in the event that the Corporation shall be liquidated, dissolved or wound up, whether voluntarily or involuntarily, after all creditors of the Corporation shall have been paid in full, the holders of the Series E Junior Preferred Stock shall be entitled to receive, out of the assets of the Corporation legally available for distribution to its stockholders, whether from capital, surplus or earnings, before any amount shall be paid to the holders of any shares of Junior Stock, an amount equal to $100 in cash per share plus an amount equal to full cumulative dividends (whether or not earned or declared) accrued and unpaid thereon (including Additional Dividends) to the date of final distribution, and no more; provided, however, that the holders of the Series E Junior Preferred Stock shall not be entitled to any amount pursuant to this Section (3) unless the holders of Series A Senior Preferred Stock shall have been paid in full in accordance with Article IV.B(3) of the Certificate of Incorporation, the holders of Series D Senior Preferred Stock shall have been paid in full in accordance with Section 3(a) of the Series D Certificate of Designation, and any other series senior to the Series E Junior Preferred Stock upon the liquidation, distribution of assets, dissolution or winding-up of the Corporation shall have been paid in full in accordance with its terms. Series E Junior Preferred Stock shall rank on parity with the Series B Junior Preferred Stock and Series C Junior Preferred Stock with respect to receiving any amount as a result of a liquidation, distribution of assets, dissolution or winding up of the Corporation. If upon any liquidation, dissolution or winding up of the Corporation, the net assets of the Corporation shall be insufficient to pay the holders of all outstanding shares of Series E Junior Preferred Stock and of any shares of stock ranking on a parity with the Series E Junior Preferred Stock the full amounts to which they respectively shall be entitled, such assets, or the proceeds thereof, shall be distributed ratably among the holders of the Series E Junior Preferred Stock and of any shares of stock ranking on a parity with the Series E Junior Preferred Stock. Holders of Series E Junior Preferred Stock shall not be entitled, upon the liquidation, dissolution or winding up of the Corporation, to receive any amounts with respect to such stock other than the amounts referred to in this Section (3)(a).

               b. Neither the purchase nor redemption by the Corporation of shares of any class of stock in any manner permitted by the Certificate of Incorporation or any amendment thereof, nor the merger or consolidation of the Corporation with or into any other corporation or corporations, nor a sale, transfer or lease of all or substantially all of the Corporation's assets shall be deemed to be a liquidation, dissolution or winding up of the Corporation for the purposes of this Section (3); provided, however, that any consolidation or merger of the Corporation in which the Corporation is not the surviving entity shall be deemed to be a liquidation, dissolution or winding up of the affairs of the Corporation within the meaning of this Section (3) if, (A) in connection therewith, the holders of Common Stock of the Corporation receive as consideration, whether in whole or in part, for such Common Stock (1) cash, (2) notes, debentures or other evidences of indebtedness or obligations to pay cash or (3) preferred stock of the surviving entity (whether or not the surviving entity is the Corporation) which ranks on a parity with or senior to the preferred stock received by holders of the Series E Junior Preferred Stock with respect to liquidation or dividends or (B) the holders of the Series E Junior Preferred Stock do not receive preferred stock of the surviving entity with rights, powers and preferences equal to (or more favorable to the holders than) the rights, powers and preferences of the Series E Junior Preferred Stock.

          4. Redemption.

               a. Mandatory Redemption. All outstanding shares of the Series E Junior Preferred Stock shall be redeemed from funds legally available therefor on April 1, 2020 (the "Mandatory Redemption Date"), at a price per share equal to $100 plus an amount per share equal to full cumulative dividends (whether or not earned or declared) accrued and unpaid thereon (including Additional Dividends) to the Mandatory Redemption Date; provided, however, that the holders of the Series E Junior Preferred Stock shall not be entitled to any amount pursuant to this Section (4)(a) unless the holders of the outstanding shares of (x) the Series A Senior Preferred Stock shall have been paid in full in accordance with
               Article IV.C(4)(a) of the Certificate of Incorporation, (y) the Series D Senior Preferred Stock shall have been paid in full in accordance with Section 4(a) of the Series D Certificate of Designation and (z) any other series senior to the Series E Junior Preferred Stock as to dividends or distributions or upon the liquidation, distribution of assets, dissolution or winding-up of the Corporation shall have been paid in full in accordance with the mandatory redemption terms (if any) governing such stock; provided, further, that the rights of the holders of the Series E Junior Preferred Stock to receive amounts pursuant to this Section (4)(a) shall rank on parity with the respective mandatory redemption rights (if any) of any outstanding shares of Series B Junior Preferred Stock, Series C Junior Preferred Stock or any other stock ranking on parity with the Series E Junior Preferred Stock as to dividends or distributions or upon the liquidation, distribution of assets, dissolution or winding-up of the Corporation.

               b. Optional Redemption. The Series E Junior Preferred Stock may be redeemed from funds legally available therefor, in whole or in part, at the election of the Corporation, expressed by resolution of the Board of Directors, at any time and from time to time at a price per share equal to $100 plus an amount per share equal to full cumulative dividends (whether or not earned or declared) accrued and unpaid thereon (including Additional

               Dividends as defined in the Certificate of Incorporation) to the date of redemption (the "Optional Redemption Date).

               c. The aggregate amount of the redemption pursuant to Section
               (4)(a) for a Mandatory Redemption or Section (4)(b) for an Optional Redemption is hereinafter referred to as the "Redemption Price" with respect to such redemption. As used herein, "Mandatory Redemption Date" and "Optional Redemption Date" shall hereinafter sometimes be referred to as the "Redemption Date."

          5. Redemption Procedure

               a. A redemption pursuant to Section (4) shall be accomplished in the manner and with the effect as set forth in this Section (5).

               b. Notice of the redemption of Series E Junior Preferred Stock pursuant to Section (4) shall be given by mail not less than ten
               (10) days prior to the applicable Redemption Date. If less than all the outstanding Series E Junior Preferred Stock is to be redeemed, the selection of shares for redemption shall be made pro rata and the notice of redemption to a holder shall state the number of shares of Series E Junior Preferred Stock of such holder to be redeemed. The amount of the Redemption Price shall be deposited on or before the Redemption Date in trust for the account of the holders of Series E Junior Preferred Stock entitled thereto with a bank or trust company in good standing doing business in the State of New York and having capital and surplus of at least $100,000,000 (the date of such deposit being hereinafter in this Section (5) referred to as the "date of deposit").

               c. Notice of the date on which, and the name and address of the bank or trust company with which, the deposit has been or will be made shall be included in the notice of redemption. On and after the applicable Redemption Date (unless default shall be made by the Corporation in providing money for the payment of the Redemption Price pursuant to the notice of redemption), or if the Corporation shall make such deposit on or before the date specified therefor in the notice of redemption, then on and after the date of deposit (provided notice of redemption has been duly given), all dividends on the Series E Junior Preferred Stock so called for redemption shall cease to accrue and, notwithstanding that any certificate for shares of Series E Junior Preferred Stock is not surrendered for cancellation, the shares represented thereby shall no longer be deemed outstanding and all rights of the holders thereof as stockholders of the Corporation with respect to such shares shall cease and terminate, except the right to receive the Redemption Price as hereinafter provided.

               d. At any time on or after the applicable Redemption Date, or if the Corporation shall deposit the money for such redemption prior to the applicable Redemption Date, then at any time on or after the date of deposit, which time shall be specified by the Corporation in the notice of redemption and which shall not be later than the applicable Redemption Date, the holders of record of the Series E Junior Preferred Stock to be redeemed shall be entitled to receive the Redemption Price upon actual delivery to the bank or trust company with which such deposit shall be made of certificates for the shares to be redeemed, such certificates, if required, to be duly endorsed in blank or accompanied by proper instruments of assignment and transfer duly endorsed in blank. The making of such deposit with any such bank or trust company shall not relieve the Corporation of liability for payment of the Redemption Price.

               e. Any money so deposited which shall remain unclaimed by the holders of such Series E Junior Preferred Stock at the end of two
               (2) years after the applicable Redemption Date shall be paid by such bank or trust company to the Corporation, which shall thereafter, to the extent of the money so repaid, be liable for the payment of the Redemption Price. Any interest accrued on money so deposited shall be paid to the Corporation from time to time.

          6. Voting. Except as required by law and except for any voting by the holders of the Series E Junior Preferred Stock as part of a separate class or series pursuant to Section (7) hereunder or any other provision of the Corporation's Certificate of Incorporation, no holder of Series E Junior Preferred Stock, as such holder, shall be entitled to vote on any matter submitted to a vote of stockholders. On any matters on which the holders of the Series E Junior Preferred Stock shall be entitled to vote, they shall be entitled to one vote for each share held.

          7. Other Rights. Without the written consent of the holders of all of the outstanding shares of Series E Junior Preferred Stock or the vote of the holders of all of the outstanding shares of Series E Junior Preferred Stock at a meeting of the holders of Series E Junior Preferred Stock called for such purpose, the Corporation shall not amend, alter or repeal any provision of the Corporation's Certificate of Incorporation so as to adversely affect the rights and preferences of the Series E Junior Preferred Stock including any change to the dividend payable on the Series E Junior Preferred Stock; provided, further, that in no event will the issuance of any series of Preferred Stock that is senior to, on a parity with or junior to the Series E Junior Preferred Stock or has a redemption date earlier than the

          Series E Junior Preferred Stock be deemed to adversely affect the rights and preferences of the Series E Junior Preferred Stock.

          8. Acknowledgement. Each holder of Series E Junior Preferred Stock, by acceptance thereof, acknowledges and agrees that payments of dividends, interest, premium and principal on, and redemption and repurchase of, such securities by the Corporation are subject to restrictions contained in certain credit and financing agreements of the Corporation and its subsidiaries.

          9. Definitions

               The following terms, when used in this Section A, shall have the meanings set forth below:

               a. As used herein, the amount of dividends "accrued" on any share of Series E Junior Preferred Stock as at any date shall be calculated as the amount of any unpaid dividends accumulated thereon to and including the last preceding Dividend Accrual Date with respect to which dividends have not been paid, whether or not earned or declared.

               b. "corporation" shall mean a corporation, partnership, business trust, unincorporated organization, association, limited liability company or joint stock company.

               c. "Junior Stock" shall mean any series or class of the capital stock of the Corporation now or hereafter authorized or issued by the Corporation, including any series or class of preferred stock, ranking junior to the Series E Junior Preferred Stock with respect to dividends or distributions or upon the liquidation, distribution of assets, dissolution or winding-up of the Corporation, including without limitation the Class A Common Stock of the Corporation, par value $.01 per share and the Class B Common Stock of the Corporation, par value $.01 per share (except as otherwise provided in Article IV.B(3) of the Certificate of Incorporation).

               d. "person" shall mean an individual, a corporation, partnership, trust, organization, association, government or any department or agency thereof, or any other individual or entity.

     IN WITNESS WHEREOF, FabriSteel Holdings, Inc. has caused this Certificate of Designation to be signed by its President, and attested by its Secretary, this 16th day of March, 2000.

ATTEST:                                            FABRISTEEL HOLDINGS, INC.


/s/ Mark J. MacGuidwin                             /s/ Rex A. Ogg
-------------------------                          -----------------------------
Assistant Secretary                                President
Mark J. MacGuidwin                                 Rex A. Ogg

                           CERTIFICATE OF DESIGNATION
                     OF 10% SERIES F SENIOR PREFERRED STOCK
                                       OF
                            FABRISTEEL HOLDINGS, INC.

     FabriSteel Holdings, Inc., a Delaware corporation (hereinafter called the "Corporation"), pursuant to the provisions of Section 151 of the Delaware Corporation Law of the State of Delaware, does hereby make this Certificate of Designation under the corporate seal of the Corporation and does hereby state and certify that pursuant to the authority expressly vested in the Board of Directors of the Corporation by the Amended and Restated Certificate of Incorporation of the Corporation, dated March 16, 2000 (the "Certificate of Incorporation"), the Board of Directors has duly adopted the following resolutions:

     RESOLVED, that, pursuant to Article IV of the Certificate of Incorporation (which authorizes 5,000,000 shares of Preferred Stock, $.01 par value per share, of which no shares are presently issued and outstanding), the Board of Directors hereby fixes the designations and preferences and relative, participating, optional and other special rights and qualifications, limitations and restrictions of a series of Preferred Stock consisting of 35,000 shares to be designated 10% Series F Cumulative Senior Preferred Stock.

10% SERIES F CUMULATIVE SENIOR PREFERRED STOCK

     RESOLVED, that each share of the 10% Series F Cumulative Senior Preferred Stock shall rank equally in all respects and shall be subject to the following provisions:

          1. Designation, Number of Shares. The sixth series of Preferred Stock shall be designated as the 10% Series F Cumulative Senior Preferred Stock ("Series F Senior Preferred Stock"), and the number of shares which shall constitute such series shall be 35,000. The par value of the Series F Senior Preferred Stock shall be $.01 per share.

          2. Accrual and Payment of Dividends

               a. The holders of Series F Senior Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors, cumulative dividends at the rate of $10 plus the "Spread" then in effect (as defined herein) per share per annum. The Spread shall initially be zero (0). In the event that a High Yield Offering (as hereinafter defined) occurs and the Company does not offer to repurchase at least 50% of the issued and outstanding Series F Senior Preferred Stock prior to or within ten (10) days after the High Yield Offering (with the closing date set forth in such offer to repurchase within thirty (30) days of the High Yield Offering) at a cash price equal to $100 per share, plus accrued and unpaid dividends to the date of repurchase, and then purchase all shares tendered in accordance with the terms of such offer (a "High Yield Event"), the Spread shall equal

               $0.25 per annum per share on the first day of the Quarterly Period after such High Yield Event occurs and thereafter the Spread shall increase by an additional $0.25 per share per annum on the first day of each subsequent Quarterly Period; provided, however, that the dividend rate shall not at any time exceed $12.00 per share per annum. "High Yield Offering" shall mean an issuance by the Company of $100,000,000 in unsecured debt securities with a weighted average maturity of at least five (5) years pursuant to (i) a completed firm commitment public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, or (ii) a completed placement under Rule 144A promulgated under the Securities Act of 1933, as amended. "Quarterly Period" shall mean the three (3) month period commencing on the first day of the first month following the Company's failure to unconditionally offer to repurchase 50% of the issued and outstanding Series F Senior Preferred Stock after a High Yield Event, and each subsequent three (3) month period thereafter.

                    Such dividends shall be payable in annual installments in
               arrears commencing March 17, 2001 and thereafter on March 17 (unless such day is not a business day in which event on the last preceding business day) in each such year (hereinafter referred to as a "Dividend Accrual Date"). Subject to compliance with applicable law and subject to compliance with any agreement between the Corporation and any unaffiliated third party which limits the Corporation's payment of dividends, the Corporation shall pay cash dividends (including dividends on Additional Dividends (as that term is defined in Section 2(b) hereof) to the holders of Series F Senior Preferred Stock with respect to dividends accruing after March 17, 2005, which is the fifth Dividend Accrual Date.

                    Each such dividend on Series F Senior Preferred Stock when paid shall be payable to holders of record as they appear on the stock books of the Corporation on the date established by the Board of Directors of the Corporation as the record date for the payment of such dividend (which record date shall not precede the date upon which the resolution fixing such record date is adopted and which record date shall be not more than sixty days prior to such action). If no record date is fixed, the record date for determining holders for such purpose shall be at the close of business on the date on which the Board of Directors adopts the resolution relating to such dividend payment. Dividends with respect to any shares of Series F Senior Preferred Stock shall accrue (whether or not earned or declared) from March 17, 2000.

               b. Such dividends on the Series F Senior Preferred Stock shall be cumulative, whether or not earned or declared, so that if at any time full cumulative dividends at the rate aforesaid on all shares of Series F Senior Preferred Stock then outstanding to the end of the annual dividend period next preceding such time shall not have been paid, the amount of the deficiency shall be paid before any sum shall be set aside for or applied by the Corporation to the purchase, redemption or other acquisition for value of any shares of Junior Stock (either pursuant to any applicable sinking fund requirement or otherwise) or any dividend or other distribution shall be paid or declared and set apart for payment on any Junior Stock (other than a dividend payable in Junior Stock); provided, however, that the foregoing shall not prohibit the Corporation from repurchasing shares of Junior Stock from a former employee of the Corporation (or a subsidiary of the Corporation) where such repurchase arises from the Corporation's option to repurchase such shares upon termination of such employee's employment with the Corporation (or a subsidiary) pursuant to a written agreement between the Corporation and such employee. Accrued dividends on the Series F Senior Preferred Stock if not paid on the first or any subsequent Dividend Accrual Date following accrual shall thereafter accrue additional dividends in respect thereof (the "Additional Dividends"), compounded annually, at the rate of 10% per annum.

               c. The right to receive dividends on the Series F Senior Preferred Stock shall rank on parity with that of the Corporation's 8% Series A Cumulative Senior Preferred Stock ("Series A Senior Preferred Stock") and the Corporation's 8% Series D Cumulative Senior Preferred Stock ("Series D Senior Preferred Stock"). When dividends are not paid in full upon the Series F Senior Preferred Stock and any other stock ranking on a parity as to dividends with the Series F Senior Preferred Stock, all dividends paid upon shares of Series F Senior Preferred Stock and any other stock ranking on a parity as to dividends with the Series F Senior Preferred Stock shall be paid pro rata so that in all cases the amount of dividends paid per share on the Series F Senior Preferred Stock and such other stock shall bear the same ratio that accrued dividends per share on the shares of Series F Senior Preferred Stock and such other stock bear to each other. Except as provided in the preceding sentence, unless full cumulative dividends on the Series F Senior Preferred Stock have been paid, no dividends shall be declared or paid or set aside for payment upon any other stock of the Corporation ranking on a parity with the Series F Senior Preferred Stock as to dividends.

               d. An annual dividend period shall commence on the day following a Dividend Accrual Date and shall end on the next succeeding Dividend Accrual Date.

          3. Preference on Liquidation

               a. Except as otherwise provided in Article IV.B(3)(a) of the Certificate of Incorporation, in the event that the Corporation shall be liquidated, dissolved or wound up, whether voluntarily or involuntarily, after all creditors of the Corporation shall have been paid in full, the holders of the Series F Senior Preferred Stock shall be entitled to receive, out of the assets of the Corporation legally available for distribution to its stockholders, whether from capital, surplus or earnings, before any amount shall be paid to the holders of any shares of Junior Stock, an amount equal to $100 in cash per share plus an amount equal to full cumulative dividends (whether or not earned or declared) accrued and unpaid thereon (including Additional Dividends) to the date of final distribution, and no more. Series F Senior Preferred Stock shall rank on parity with the Series A Senior Preferred Stock and the Series D Senior Preferred Stock with respect to receiving any amount as a result of a liquidation, distribution of assets, dissolution or winding up of the Corporation. If upon any liquidation, dissolution or winding up of the Corporation, the net assets of the Corporation shall be insufficient to pay the holders of all outstanding shares of Series F Senior Preferred Stock and of any shares of stock ranking on a parity with the Series F Senior Preferred Stock the full amounts to which they respectively shall be entitled, such assets, or the proceeds thereof, shall be distributed ratably among the holders of the Series F Senior Preferred Stock and of any shares of stock ranking on a parity with the Series F Senior Preferred Stock. Holders of Series F Senior Preferred Stock shall not be entitled, upon the liquidation, dissolution or winding up of the Corporation, to receive any amounts with respect to such stock other than the amounts referred to in this Section (3)(a).

               b. Neither the purchase nor redemption by the Corporation of shares of any class of stock in any manner permitted by the Certificate of Incorporation or any amendment thereof, nor the merger or consolidation of the Corporation with or into any other corporation or corporations, nor a sale, transfer or lease of all or substantially all of the Corporation's assets shall be deemed to be a liquidation, dissolution or winding up of the Corporation for the purposes of this Section (3); provided, however, that any consolidation or merger of the Corporation in which the Corporation is not the surviving entity shall be deemed to be a liquidation, dissolution or winding up of the affairs of the Corporation within the meaning of this Section (3) if, (A) in connection therewith, the holders of Common Stock of the Corporation receive as consideration, whether in whole or in part, for such Common Stock (1) cash, (2) notes, debentures or other evidences of indebtedness or obligations to pay cash or (3) preferred stock of the surviving entity (whether or not the surviving entity is the Corporation) which ranks on a parity with or senior to the preferred stock received by holders of the Series F Senior Preferred Stock with respect to liquidation or dividends or (B) the holders of the Series F Senior Preferred Stock do not receive preferred stock of the surviving entity with rights, powers and preferences equal to (or more favorable to the holders than) the rights, powers and preferences of the Series F Senior Preferred Stock.

          4. Redemption

               a. Mandatory Redemption. All outstanding shares of the Series F Senior Preferred Stock shall be redeemed from funds legally available therefor on the Mandatory Redemption Date, at a price per share equal to $100 plus an amount per share equal to full cumulative dividends (whether or not earned or declared) accrued and unpaid thereon (including Additional Dividends) to the Mandatory Redemption Date. The holders of the Series F Senior Preferred Stock shall be paid in full in accordance with this
               Section 4(a) prior to any payment made to the holders of any outstanding shares of (v) the Corporation's 12% Series G Cumulative Junior Preferred Stock, par value $.01 per share (the "Series G Junior Preferred Stock"), (w) the Corporation's 12% Series E Cumulative Junior Preferred Stock, par value $.01 per share (the "Series E Junior Preferred Stock"), (x) the Corporation's 12% Series B Cumulative Junior Preferred Stock, par value $.01 per share (the "Series B Junior Preferred Stock"), (y) the Corporation's 12% Series C Cumulative Junior Preferred Stock, par value $.01 per share (the "Series C Junior Preferred Stock") and (z) any other of the Corporation's Junior Stock, pursuant to the respective mandatory redemption terms (if any) of such stock. For purposes of calculating accrued dividends hereunder, a Mandatory Redemption Date shall also be deemed a Dividend Accrual Date.

               b. Optional Redemption. The Series F Senior Preferred Stock may be redeemed from funds legally available therefor, in whole or in part, at the election of the Corporation, expressed by resolution of the Board of Directors, at any time and from time to time at a price per share equal to $100 plus an amount per share equal to full cumulative dividends (whether or not earned or declared) accrued and unpaid thereon (including Additional Dividends as defined in the Certificate of Incorporation) to the date of redemption (the "Optional Redemption Date).

               c. The aggregate amount of the redemption pursuant to Section
               (4)(a) for a Mandatory Redemption or Section (4)(b) for an Optional Redemption is hereinafter referred to as the "Redemption Price" with respect to such redemption. As used herein, "Mandatory Redemption Date" and "Optional Redemption Date" shill hereinafter sometimes be referred to as the "Redemption Date".

          5. Redemption Procedure

               a. A redemption pursuant to Section (4) shall be accomplished in the manner and with the effect as set forth in this Section (5).

               b. Notice of the redemption of Series F Senior Preferred Stock pursuant to Section (4) shall be given by mail not less than ten
               (10) days prior to the applicable Redemption Date. If less than all the outstanding Series F Senior Preferred Stock is to be redeemed, the selection of shares for redemption shall be made pro rata and the notice of redemption to a holder shall state the number of shares of Series F Senior Preferred Stock of such holder to be redeemed. The amount of the Redemption Price shall be deposited on or before the Redemption Date in trust for the account of the holders of Series F Senior Preferred Stock entitled thereto with a bank or trust company in good standing doing business in the State of New York and having capital and surplus of at least $100,000,000 (the date of such deposit being hereinafter in this Section (5) referred to as the "date of deposit").

               c. Notice of the date on which, and the name and address of the bank or trust company with which, the deposit has been or will be made shall be included in the notice of redemption. On and after the applicable Redemption Date (unless default shall be made by the Corporation in providing money for the payment of the Redemption Price pursuant to the notice of redemption), or if the Corporation shall make such deposit on or before the date specified therefor in the notice of redemption, then on and after the date of deposit (provided notice of redemption has been duly given), all dividends on the Series F Senior Preferred Stock so called for redemption shall cease to accrue and, notwithstanding that any certificate for shares of Series F Senior Preferred Stock is not surrendered for cancellation, the shares represented thereby shall no longer be deemed outstanding and all rights of the holders thereof as stockholders of the Corporation with respect to such shares shall cease and terminate, except the right to receive the Redemption Price as hereinafter provided.

               d. At any time on or after the applicable Redemption Date, or if the Corporation shall deposit the money for such redemption prior to the applicable Redemption Date, then at any time on or after the date of deposit, which time shall be specified by the Corporation in the notice of redemption and which shall not be later than the applicable Redemption Date, the holders of record of the Series F Senior Preferred Stock to be redeemed shall be entitled to receive the Redemption Price upon actual delivery to the bank or trust company with which such deposit shall be made of certificates for the shares to be redeemed, such certificates, if required, to be duly endorsed in blank or accompanied by proper instruments of assignment and transfer duly endorsed in blank. The making of such deposit with any such bank or trust company shall not relieve the Corporation of liability for payment of the Redemption Price.

               e. Any money so deposited which shall remain unclaimed by the holders of such Series F Senior Preferred Stock at the end of two
               (2) years after the applicable Redemption Date shall be paid by such bank or trust company to the Corporation, which shall thereafter, to the extent of the money so repaid, be liable for the payment of the Redemption Price. Any interest accrued on money so deposited shall be paid to the Corporation from time to time.

          6. Voting. Except as required by law and except for any voting by the holders of the Series F Senior Preferred Stock as part of a separate class or series pursuant to Section (7) hereunder or any other provision of the Corporation's Certificate of Incorporation, no holder of Series F Senior Preferred Stock, as such holder, shall be entitled to vote on any matter submitted to a vote of stockholders. On any matters on which the holders of the Series F Senior Preferred Stock shall be entitled to vote, they shall be entitled to one vote for each share held.

          7. Other Rights. Without the written consent of the holders of all of the outstanding shares of Series F Senior Preferred Stock or the vote of the holders of all of the outstanding shares of Series F Senior Preferred Stock at a meeting of the holders of Series F Senior Preferred Stock called for such purpose, the Corporation shall not amend, alter or repeal any provision of the Corporation's Certificate of Incorporation so as to adversely affect the rights and preferences of the Series F Senior Preferred Stock including any change to the dividend payable on the Series F Senior Preferred Stock; provided, further, that in no event will the issuance of any series of Preferred Stock that is on a parity with or junior to the Series F Senior Preferred Stock or has a redemption date earlier than the Series F Senior Preferred Stock be deemed to adversely affect the rights and preferences of the Series F Senior Preferred Stock.

          8. Acknowledgement. Each holder of Series F Senior Preferred Stock, by acceptance thereof, acknowledges and agrees that payments of dividends, interest, premium and principal on, and redemption and repurchase of, such securities by the Corporation are subject to restrictions contained in certain credit and financing agreements of the Corporation.

          9. Definitions

          The following terms, when used herein, shall have the meanings set forth below:

               a. As used herein, the amount of dividends "accrued" on any share of Series F Senior Preferred Stock at any date shall be calculated as the amount of any unpaid dividends accumulated thereon to and including the last preceding Dividend Accrual Date with respect to which dividends have not been paid, whether or not earned or declared.

               b. "Change in Control" shall mean the occurrence of any of the following: (i) the sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of relaxed transactions, of all or substantially all of the assets of the Corporation and its subsidiaries (determined on a consolidated basis), in each case, to any "person" (as such term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) other than the Corporation or a subsidiary of the Corporation or any Principal or a Related Party of a Principal or (ii) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any "person" (as defined above), other than one or more Principals or their Related Parties, becomes the "beneficial owner" (as such term is defined in Rule 13d-3 and 13d-5 under the Exchange Act, except that a person shall be deemed to have "beneficial ownership" of all securities that such person has the right to acquire, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition), directly or indirectly, of more than 50% of the capital stock of the Corporation.

               c. "corporation" shall mean a corporation, partnership, business trust, unincorporated organization, association, limited liability company or joint stock company.

               d. "Initial Public Offering" shall mean a completed firm commitment underwritten initial public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended (other than (i) a Special Registration Statement (as hereinafter defined) or (ii) a registration statement relating to a Unit Offering (as hereinafter defined)) in respect of the offer and sale of shares of the Corporation's Common Stock for the account of the Corporation resulting in aggregate net proceeds to the Corporation of not less than $35,000,000.

               e. "Junior Stock" shall mean any series or class of the capital stock of the Corporation now or hereafter authorized or issued by the Corporation, including any series or class of preferred stock ranking junior to the Series F Senior Preferred Stock with respect to dividends or distributions or upon the liquidation, distribution of assets, dissolution or winding-up of the Corporation, including without limitation the Series B Junior Preferred

               Stock, the Series C Junior Preferred Stock of the Corporation. the Series (pound) Junior Preferred Stock, the Series 0 Junior Preferred Stock, the Class A Common Stock of the Corporation, par value $.01 per share and the Class B Common Stock of the Corporation, par value $.01 per share (except as otherwise provided in Article IV.B(3) of the Certificate of Incorporation).

               f. "Mandatory Redemption Date" shall mean the earlier of (i) the consummation by the Corporation of an Initial Public Offering,
               (ii) the occurrence of a Change in Control of the Corporation or
               (iii) March 17, 2012.

               g. "person" shall mean an individual, a corporation, partnership, trust, organization, association, government or any department or agency thereof, or any other individual or entity.

               h. "Principals" shall mean (i) Citicorp Venture Capital, Ltd. ("CVC") and the Investors, as such term is defined in the Securities Purchase and Holders Agreement dated March 25, 1998 among the CVC, FabriSteel Products Incorporated and the other investors described therein, and (ii) any Related Party of a person referred to in clause (i).

               i. "Related Party" shall mean (a) with respect to CVC (i) Citigroup, any direct or indirect wholly owned subsidiary of Citigroup, and any officer, director or employee of CVC, Citigroup or any wholly owned subsidiary of Citigroup, (ii) any spouse or lineal descendant (including by adoption and stepchildren) of the officers, directors and employees referred to in clause (a)(i) above or (iii) any trust, corporation or partnership 51%-in-interest of the

     IN WITNESS WHEREOF, FabriSteel Holdings, Inc. has caused this Certificate of Designation to be signed by its President, and attested by its Assistant Secretary, this 16th day of March, 2000

ATTEST:                                         FABRISTEEL HOLDINGS, INC.


/s/ Mark J. MacGuidwin                          /s/ Rex. A. Ogg
----------------------------                    --------------------------------
Assistant Secretary                             President
Mark J. MacGuidwin                              Rex A. Ogg

                            CERTIFICATE OF AMENDMENT

                                       OF

                AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

                            FABRISTEEL HOLDINGS, INC.

     FabriSteel Holdings, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

     DOES HEREBY CERTIFY:

     FIRST: That the Board of Directors of the Company, by the unanimous written consent of its members, filed with the minutes of the Board, adopted a resolution proposing and declaring advisable the following amendment be made to the Amended and Restated Certificate of Incorporation of the Company:

     "The name of the Company is FastenTech, Inc."

     SECOND: That in lieu of a meeting and vote of stockholders, the stockholders have given a majority written consent to said amendment in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

     THIRD: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Sections 242 and 228 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, said FabriSteel Holdings, Inc has caused this certificate to be signed by Ronald B. Kalich, its President, this 26th day of April, 2001.

                                                FABRISTEEL HOLDINGS, INC.


                                                By: /s/ Ronald B. Kalich
                                                    ----------------------------
                                                    Name: Ronald B. Kalich
                                                    Title: President

                                       2